Amendment No. 1

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Under ss. 240.14a-12

                           HIENERGY TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      5)    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: ____________________________________________

      2)    Form Schedule or Registration Statement No.: _______________________

      3)    Filing Party: ______________________________________________________

      4)    Date Filed: ________________________________________________________

                       [LOGO] HiEnergy Technologies, Inc.

[December ___], 2006

Dear Stockholder:

      You are cordially invited to attend the 2006 Annual Meeting of Stockholders of HiEnergy Technologies, Inc. to be held at [11:00 a.m.], Pacific Standard Time, on Friday, January 26, 2007, at the [__________________________].

      The accompanying Notice of the 2006 Annual Meeting of Stockholders and Proxy Statement describe the matters to be voted on at the Annual Meeting. The Board of Directors recommends that stockholders vote in favor of each of the matters presented therein.

      Your vote is important. Whether or not you plan to attend the Annual Meeting, PLEASE MARK, SIGN, DATE AND RETURN the Proxy Card in the enclosed, self-addressed and stamped envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously returned a proxy.

      The Board of  Directors  look  forward  very much to seeing you on January
26th.


                                        Sincerely,



                                        Roger W.A. Spillmann
                                        President & CEO

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
                         OF HIENERGY TECHNOLOGIES, INC.
                         TO BE HELD ON JANUARY 26, 2007

To the Stockholders of HiEnergy Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of HiEnergy Technologies, Inc., a Delaware corporation, will be held at [11:00 a.m.], Pacific Daylight Time, on Friday, January 16, 2007 at [_________________________], and all adjournments and postponements thereof, for the following purposes:

      1. To elect five directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

      2. To amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock;

      3. To amend our Certificate of Incorporation to remove unimplemented provisions relating to Board classification;

      4.    To approve the 2006 Stock Incentive Plan;

      5. To approve the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2007; and

      6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of HiEnergy Technologies has fixed [December 15, 2006] as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person, but even if you expect to be present at the Annual Meeting, you are requested to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided to ensure your representation. Stockholders attending the Annual Meeting may vote in person even if they have previously voted by proxy.

                                        By Order of the Board of Directors,


                                        Roger W.A. Spillmann,
                                        Secretary
                                        Irvine, California

                                        [December  ], 2006

                           HIENERGY TECHNOLOGIES, INC.
                               1601B Alton Parkway
                                Irvine, CA 92606
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     FOR THE
                       2006 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 26, 2007

                                     GENERAL

This Proxy Statement is furnished to the stockholders of HiEnergy Technologies, Inc., a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of HiEnergy Technologies. The proxies are to be voted at the 2006 Annual Meeting of Stockholders of HiEnergy Technologies (the "Annual Meeting") to be held at [___________________________________] at [11:00 a.m.],
Pacific Daylight Time, on Friday, January 26, 2007, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by HiEnergy Technologies will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about [December 15, 2006].

HiEnergy Technologies' principal offices are located at 1601B Alton Parkway, Irvine, CA 92606, and its telephone number is 949.757.0855.

The cost of the solicitations will be borne by HiEnergy Technologies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to stockholders. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

                          ANNUAL REPORT ON FORM 10-KSB

An Annual Report on Form 10-KSB (the "Annual Report"), containing financial statements for the fiscal year ended April 30, 2006, accompanies this Proxy Statement as Appendix D. Stockholders are referred to the Annual Report for financial and other information about the activities of HiEnergy Technologies. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

HiEnergy Technologies will furnish to you any exhibit described in the list accompanying the Annual Report, upon the payment, in advance, of the specified reasonable fees related to HiEnergy Technologies' furnishing of such exhibit(s). Requests for copies of the Annual Report and/or exhibit(s) should be directed to Mr. Roger Spillmann, Corporate Secretary of HiEnergy Technologies, at HiEnergy Technologies' principal address at 1601B Alton Parkway, Irvine, CA 92606, or by calling 949.757.0855. In the alternative, you may find the Annual Report and the exhibits to the Annual Report on the Securities and Exchange Commission's web-site at www.sec.gov.

                          RECORD DATE AND VOTING RIGHTS

Holders of record of HiEnergy Technologies shares of common stock, par value $0.001 per share (the "Common Stock") [and Series C Convertible Preferred Stock, par value $0.001 per share ("Series C Preferred Stock")], at the close of business on December 15, 2006, (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, HiEnergy Technologies had [_______] shares of Common Stock outstanding and had [_______] shares of Series C Preferred Stock outstanding

Each share of Common Stock is entitled to one vote on any matter coming before the Annual Meeting. [Each share of Series C Preferred Stock is entitled to [100,000] votes, (which is equal to the number of common shares into which the preferred stock may be converted on the record date), on any matter coming before the Annual Meeting, voting together with the Common Stock as a single class.]

In voting for directors, because HiEnergy Technologies will be treated as a "pseudo-foreign corporation" under California law, stockholders entitled to vote will have cumulative voting rights (subject to the requirements set forth below), which means that the total number of votes that the stockholder may cast for the election of directors shall equal the number of directors to be elected
(5) multiplied by the number of shares held, and the stockholder may cast all of such votes for one candidate for director or may distribute the total votes among all or several candidates, as the stockholder sees fit. A stockholder may not cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to voting and unless the stockholder gives notice at the annual meeting, prior to voting, of an intention to cumulate votes. If any stockholder present at the annual meeting gives such notice, all stockholders may cumulate their votes. Whether or not cumulative voting is invoked, votes against a candidate and votes withheld will have no legal effect in the election of directors.

The following table summarizes the voting requirements for the five proposals:

                      Proposal                                                 Vote Required
------------------------------------------------------------------------------------------------------------------
Proposal No. 1:   Election of five directors.            Plurality  of the votes of shares  of our  Common  Stock
                                                         [and Series C Preferred  Stock]  present or  represented
                                                         and entitled to vote at the Annual  Meeting,  i.e.,  the
                                                         five  candidates in the election of directors  receiving
                                                         the highest number of affirmative votes will be elected.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Proposal  No. 2:  Amendment  of our  Certificate  of     The  affirmative  vote of a majority of the  outstanding
Incorporation  to increase the number of  authorized     shares  of our  Common  Stock  [and  Series C  Preferred
shares of Common  Stock from  100,000,000  shares to     Stock]  entitled  to vote is  required  to  approve  the
500,000,000 shares.                                      amendment.  If you do not vote,  or if you abstain  from
                                                         voting,  it has the same effect as if you voted  against
                                                         the proposal.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Proposal  No.  3:  To  amend  our   Certificate   of     The  affirmative  vote of a majority of the  outstanding
Incorporation  to  remove  unimplemented  provisions     shares  of our  Common  Stock  [and  Series C  Preferred
relating to Board classification.                        Stock]  entitled  to vote is  required  to  approve  the
                                                         amendment  If you do not vote,  or if you  abstain  from
                                                         voting,  it has the same effect as if you voted  against
                                                         the proposal.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Proposal   No.  4:   Approval   of  the  2006  Stock     The votes  cast in favor of  approval  must  exceed  the
Incentive Plan.                                          votes cast opposing  approval.  Any shares of our Common
                                                         Stock [and Series C Preferred  Stock] not voted (whether
                                                         by abstention,  broker non-vote, or otherwise) will have
                                                         no impact on the vote.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Proposal  No. 5:  Ratification  of the  selection of     To ratify the appointment of our  independent  auditors,
Singer  Lewak  Greenbaum   & Goldstein LLP as the        the number of shares of our Common  Stock [and  Series C
Company's independent,  registered public accounting     Preferred  Stock]  voted in favor of the  proposal  must
firm for the fiscal year ending April 30, 2007.          exceed the number of shares  voted  against.  Any shares
                                                         not voted (whether by abstention,  broker  non-vote,  or
                                                         otherwise) will have no impact on the vote.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Proposal No. 6:  Transaction  of such other business    Voting  requirements  for such other  business will vary
as may properly  come before the Annual  Meeting and    depending on the nature of the business raised.
any adjournment or postponement thereof.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                     QUORUM

One-third of HiEnergy Technologies' issued and outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

                      LIST OF STOCKHOLDERS ENTITLED TO VOTE

At least 10 days before the Annual Meeting, the Secretary of HiEnergy Technologies will make a complete list of the stockholders entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of shares held by each stockholder. The list will be kept on file at the principal offices of HiEnergy Technologies and will be subject to inspection by any stockholder of HiEnergy Technologies at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

                   ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy". HiEnergy Technologies encourages you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

                                  PROXY VOTING

Shares for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the other proposals to be voted on at the Annual Meeting. It is not expected that any matters other than those referred to in this Notice and Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of HiEnergy Technologies' stock transfer agent, Signature Stock Transfer Inc., a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this Proxy Statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. [If your bank or brokerage firm uses [ADP] Investor Communication Services, you may vote your shares via the Internet at [www.proxyvote.com] or by calling the toll-free number on your voting instruction form.]

Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise HiEnergy Technologies that it lacks voting authority.

                              REVOCATION OF PROXIES

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of HiEnergy Technologies a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.

--------------------------------------------------------------------------------

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

The Board of Directors of HiEnergy Technologies has proposed that the following five nominees be elected at the Annual Meeting, each of whom shall hold office until the next annual meeting of stockholders, as provided below, and until his successor shall have been elected and qualified: Mr. William A. Nitze, Mr. Peter
J. Le Beau, Mr. David R. Baker, Colonel William J. Lacey, Jr., and Roger W.A. Spillmann. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as directors of HiEnergy Technologies, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors. Currently, there are five board seats up for election.

                       NOMINEES FOR THE BOARD OF DIRECTORS

The following persons currently serve and have been nominated to continue to serve as directors of HiEnergy Technologies. As provided in the Certificate of Incorporation of HiEnergy Technologies, the directors are to serve until the next annual meeting of stockholders. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

      o WILLIAM A. NITZE is Chairman of the Board and has served as a Director of HiEnergy Technologies since August 2004.

      o PETER J. LE BEAU is Vice Chairman of the Board has served as a Director of HiEnergy Technologies since August 2004.

      o DAVID R. BAKER has served as a Director of HiEnergy Technologies since February 2003.

      o COLONEL WILLIAM J. LACEY, JR. was first appointed as a director of HiEnergy Technologies on July 21, 2004. He resigned from the Board of Directors on October 13, 2005 and was re-appointed to the Board of Directors on February 17, 2006.

      o ROGER W.A. SPILLMANN is CEO, President and Chief Operating Officer and Secretary of HiEnergy Technologies. He joined the Company in January 2005 and has served as a Director since February 2006.

Biographical information regarding each of the nominees for the Board of Directors is set forth below under the section entitled DIRECTORS AND EXECUTIVE OFFICERS.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following tables set forth information as of [October 31, 2006], regarding the beneficial ownership of our Common Stock and Preferred Stock by:

      o each person who is known by us to beneficially own more than 5% of our shares of common stock; and

      o each named executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 68,838,751 shares of common stock outstanding and 219.64 shares of Series B Convertible Preferred Stock outstanding as of [October 31, 2006]. [As of October 31, 2006, we had no shares of Series C Convertible Preferred Stock outstanding.] For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following October 31, 2006, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to these tables, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

      --------------------------------------------------------------------------------------------------------
            NAME OF BENEFICIAL OWNER            NUMBER OF        PERCENT OF        NUMBER OF       PERCENT OF
                                                SHARES OF        OUTSTANDING    SHARES OF SERIES   OUTSTANDING
                                                  COMMON          SHARES OF      B CONVERTIBLE      SHARES OF
                                                   STOCK           COMMON          PERFERRED        SERIES B
                                                                    STOCK            STOCK         CONVERTIBLE
                                                                                                      STOCK
      --------------------------------------------------------------------------------------------------------
      Roger W.A. Spillmann, Chief                500,000(1)(7)       0.73%             -0-             -0-
      Executive Officer, Chief Operating
      Officer, President, Secretary,
      Treasurer, Director
      --------------------------------------------------------------------------------------------------------
      William A. Nitze, Director,                776,092(2)          1.13%            3.56            1.62%
      Chairman
      --------------------------------------------------------------------------------------------------------
      Peter J. Le Beau, Director, Vice           461,528(3)          0.66%             -0-             -0-
      Chairman
      --------------------------------------------------------------------------------------------------------
      David R. Baker, Director                 1,313,732(4)          1.81%            2.81            1.28%
      --------------------------------------------------------------------------------------------------------
      William J. Lacey, Jr., Director            387,058(5)          0.47%             -0-             -0-
      --------------------------------------------------------------------------------------------------------
      Dr. Bogdan C. Maglich, Director         10,661,373(6)(8)      14.73%             -0-             -0-
      --------------------------------------------------------------------------------------------------------
      All Executive Officers & Directors      14,099,783(9)         19.53%            6.37            2.90%
      as a Group (6 individuals)
      --------------------------------------------------------------------------------------------------------

(1) Represents 500,000 shares of common stock issuable upon the exercise of currently exercisable stock options as of December 31, 2005.

(2) Includes:

      (a) 249,501 shares of common stock owned directly by Mr. Nitze;

      (b) 312,000 shares of common stock underlying stock options issued for services as a member of the Board of Directors or a committee thereof, but not including 50,000 shares of common stock underlying such stock options that will vest on February 5, 2007 and 50,000 shares of common stock underlying such stock options that will vest on August 5, 2007, if Mr. Nitze is then a director, all issued for services as a member of the Board of Directors or a committee thereof;

      (c) 23,913 shares of common stock underlying a warrant, immediately exercisable, which was acquired in a private placement on September 7, 2004;

      (d) 12,600 shares of common stock underlying a warrant acquired as partial consideration in a bridge financing on the same terms as the terms given to non-affiliate participants; and

      (e) 118,666 shares of common stock issuable upon conversion of 3.56 shares of Series B Preferred Stock, plus 59,412 shares of common stock issuable upon conversion of warrants, acquired in a private placement on the same terms given to non-affiliate participants.

(3) Includes:

      (a) 71,528 shares of common stock owned directly by Mr. Le Beau; and

      (b) 400,000 shares of common stock underlying stock options issued for services as a member of the Board of Directors or a committee thereof, or services rendered as a consultant prior to becoming a member of the Board of Directors, but not including 50,000 shares of common stock underlying such stock options that will vest on February 5, 2007, 50,000 shares of common stock underlying such stock options that will vest on August 5, 2007, 25,000 shares of common stock underlying such stock options that will vest on May 6, 2007 and 25,000 shares of common stock underlying such stock options that will vest on November 6, 2007, if Mr. Le Beau is then a director, all issued for services as a member of the Board of Directors or a committee thereof.

(4) Includes:

      (a) 481,422 shares of common stock owned directly by Mr. Baker;

      (b) 152,245 shares owned by Advanced Projects Group, a Delaware corporation, attributable to Mr. Baker as a stockholder, the number of shares being previously furnished by Dr. Bodgan C. Maglich, a controlling person of Advanced Projects Group, Inc. (see note (6) below), Mr. Baker having no personal knowledge of the accuracy of the number of shares listed; Mr. Baker disclaims beneficial ownership of the stock held by Advanced Projects Group beyond his pecuniary interest;

      (c) 465,000 shares of common stock underlying stock options issued for services as a member of the Board of Directors or a committee thereof, but not including 82,500 shares of common stock underlying such stock options that will vest on May 6, 2007 and 82,500 shares of common stock underlying such stock options that will vest on November 6, 2007, if Mr. Baker is then a director, all issued for services as a member of the Board of Directors or a committee thereof;

      (d) 64,886 shares of common stock underlying a warrant exercisable at $0.65 per share, which was acquired (together with 129,174 shares of common stock included in (a) above) in connection with the satisfaction at $0.46 per share of accounts payable in the amount of $59,420 for legal services rendered, and expenses incurred, prior to his directorship;

      (e) 10,000 shares of common stock underlying a warrant acquired as partial consideration in a bridge financing on the same terms as the terms given to non-affiliate participants; and

      (f) 93,666 shares of common stock issuable upon conversion of 2.81 shares of Series B Preferred Stock, plus 46,813 shares of common stock issuable upon conversion of warrants, acquired in a private placement on the same terms given to non-affiliate participants.

(5) Includes:

      (a) 52,353 shares of common stock owned directly by Mr. Lacey;

      (b) 270,000 shares of common stock underlying stock options issued for services as a member of the Board of Directors or a committee thereof, but not including 50,000 shares of common stock underlying such stock options that will vest on January 17, 2007, 50,000 shares of common stock underlying such stock options that will vest on July 21, 2007, 7,500 shares of common stock underlying such stock options that will vest on May 6, 2007 and 7,500 shares of common stock underlying such stock options that will vest on November 6, 2007 if Mr. Lacey is then a director, all issued for services as a member of the Board of Directors or a committee thereof; and

      (c) 44,705 shares of common stock underlying HiEnergy Microdevices, Inc. exchange rights exercisable at any time, subject to payment of a promissory note in the amount of $7,000 and granted for consultant services rendered to HiEnergy Microdevices, Inc. prior to merger with SLW Enterprises, Inc.

(6) Includes:

      (a) 869,769 shares owned directly by Dr. Maglich;

      (b) 1,131,735 shares owned by Advanced Projects Group, Inc., a Delaware corporation, of which Dr. Maglich is a director, officer and greater than ten percent stockholder; Dr. Maglich disclaims beneficial ownership of the stock held by Advanced Projects Group beyond his pecuniary interest

      (c) 2,580,995 shares owned by Maglich Family Holdings, Inc., a Delaware corporation, of which Dr. Maglich is a director, officer and greater than ten percent stockholder; Dr. Maglich disclaims beneficial ownership of the stock held by Maglich Family Holdings beyond his pecuniary interest;

      (d) 505,435 shares of common stock underlying a warrant owned by Maglich Family Holdings, immediately exercisable, which was acquired in a private placement on November 19, 2004;

      (d) 1,370,000 shares owned by Maglich Innovations Fund Inc., a Delaware corporation, of which Dr. Maglich is sole director, officer and direct or indirect stockholder; and

      (e) 4,203,439 shares of common stock issuable upon the exercise of currently exercisable stock options issued pursuant to the terms of Dr. Maglich's employment agreement.

(7) Mr. Spillmann became our President and Chief Operating Officer on January 5, 2005, our Chief Executive Officer and a member of our Board of Directors on February 17, 2006, and our Treasurer on March 15, 2006.

(8) Dr. Maglich resigned as our President on January 5, 2006, was replaced as our Treasurer on March 15, 2006, and was removed as our Chairman of the Board and Chief Scientific Officer on April 18, 2006.

(9) The number of shares beneficially owned takes into account the details set forth in the preceding footnotes.

The amounts reflected above are based upon information provided to us and in filings on Form 5 with the Securities and Exchange Commission. To our knowledge, the table sets forth information about beneficial ownership information for (i) each person known by us to beneficially own more than 5% of our outstanding shares of common stock; (ii) each of our executive officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group.

The address for Messrs. Spillmann, Nitze, Le Beau, Baker and Lacey is: c/o HiEnergy Technologies, Inc., 1601-B Alton Parkway, Irvine, California 92606. The address for Dr. Maglich is 2785 Vista Umbrosa, Newport Beach, CA 92660. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of the fiscal year ended April 30, 2006 with respect to compensation plans under which we are authorized to issue shares of our common stock, aggregated as follows:

o     all compensation plans previously approved by security holders; and

o     all compensation plans not previously approved by security holders.

-------------------------------------------------------------------------------------------------------------------
                                                   (a)                       (b)                       (c)

PLAN CATEGORY                             NUMBER OF SECURITIES        WEIGHTED-AVERAGE         NUMBER OF SECURITIES
                                           TO BE ISSUED UPON          EXERCISE PRICE OF        REMAINING AVAILABLE
                                              EXERCISE OF                OUTSTANDING           FOR FUTURE ISSUANCE
                                          OUTSTANDING OPTIONS,        OPTIONS, WARRANTS            UNDER EQUITY
                                          WARRANTS AND RIGHTS            AND RIGHTS             COMPENSATION PLANS
                                                                                              (EXCLUDING SECURITIES
                                                                                               REFLECTED IN COLUMN
                                                                                                       (a))
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved             6,203,439                    $0.71                         0
by security holders (1), (2), (3),
(4), (5)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not                  2,216,726                    $0.59                 1,000,000 (10)
approved by security holders (6),
(7), (8), (9)
-------------------------------------------------------------------------------------------------------------------
Total (11)                                     8,420,165                    $0.68                         0
-------------------------------------------------------------------------------------------------------------------

(1) On April 24, 2002, our Board of Directors approved the issuance and grant of a non-qualified stock option to Dr. Maglich to purchase 2,482,011 shares of our common stock with an exercise price of $0.134 and a term that ends on November 30, 2008. The stock option was granted pursuant to the reverse takeover of HiEnergy Microdevices by SLW and Dr. Maglich's agreement to cancel a HiEnergy Microdevices' stock option to purchase 111,040 shares of HiEnergy Microdevices common stock with an exercise price of $3.00 and a term that would have ended on November 30, 2008. The number of shares and exercise price for the HiEnergy Technologies stock option was determined by using the same exchange rate as that used in the voluntary share exchange transaction, or 22.3524 shares of our common stock for each share of HiEnergy Microdevices. The stockholders of HiEnergy Technologies ratified and approved the grant of the stock option at the Annual Meeting of Stockholders that took place on October 10, 2002.

(2) The employment agreement between Dr. Maglich and HiEnergy Technologies, which was terminated on April 8, 20006, provided for the issuance of stock options to Dr. Maglich annually through December 31, 2006 or the date of termination, options to purchase one percent per year of the amount of our common stock issued and outstanding at the end of each year with an exercise price equal to the average trading price for the preceding thirty days and with terms of five years.

(3) Pursuant to the foregoing (see footnote (2)), on February 11, 2003 our Board of Directors approved the issuance and grant of a non-qualified stock option to Dr. Maglich to purchase 416,717 shares of our common stock with an exercise price of $2.81 and a term that ends on February 11, 2008, pursuant to his employment agreement with us. On June 26, 2003 our Board of Directors approved
(due to an error in the calculation of the grant approved by the Board on February 11, 2003) the issuance and grant of an incidental non-qualified stock option to Dr. Maglich to purchase an additional 40,000 shares of our common stock with an exercise price of $2.81 and a term that ends on February 11, 2008. On December 31, 2003, we granted Dr. Maglich options to purchase 313,221 shares of common stock with an exercise price of $0.87 and on December 31, 2004, we granted him options to purchase 421,980 shares with an exercise price of $0.98 for calendar years 2003 and 2004, respectively, pursuant to the terms of his employment agreement. In addition, on December 31. 2005, we granted Dr. Maglich options to purchase 529,510 shares with an exercise price of $0.49 for calendar year 2005.

(4) On May 5, 2003, our Board of Directors approved the HiEnergy Technologies 2003 Stock Incentive Plan (the "Plan") to provide equity incentives to our employees, officers, directors and service providers. The Board decided to reserve 700,000 shares of our authorized and unissued common stock for future issuance under the Plan. On May 28, 2003 our Board of Directors approved an increase in the amount of the reserve of shares to be issued under the Plan to 2,000,000 shares of authorized and unissued Common Stock. Our stockholders approved the Plan on November 7, 2003. Options granted to employees who are not officers, directors or Service Providers shall vest and become exercisable in installments at a minimum rate of 20% per year over a period of five (5) years from the date the Option is granted. No Option may be exercisable more than ten
(10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted. No Incentive Option or Nonqualified Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee.

(5) On May 16, 2003, our Board of Directors approved the issuance and grant of incentive stock options and non-qualified stock options under the Plan to purchase 400,000 shares of our common stock with an exercise price of $0.75 and a term that ends on May 16, 2009 to our employees and consultants. On June 26, 2003 our Board of Directors approved the issuance and grant of incentive stock options to purchase 90,000 shares of our common stock with an exercise price of $0.75 and a term that ends on June 26, 2009 to our employees. On July 16, 2003 our Board of Directors approved the issuance and grant of non-qualified stock options to purchase 200,000 shares of our common stock with an exercise price of $0.50 and a term that ends on July 16, 2009 to our consultants. On August 27, 2003 our Board of Directors approved the issuance and grant of incentive stock options to purchase 65,000 shares of our common stock to our employees, and nonqualified options to purchase 40,000 shares of our common stock with an exercise price of $1.02 and a term that ends August 27, 2009 to our consultants. On November 7, 2003, our Board of Directors approved the issuance and grant of non-qualified options to purchase 100,000 shares of our common stock, with an exercise price of $0.35 and a term that ends November 7, 2009, to one of our directors. On November 7, 2003, our Board of Directors approved the issuance and grant of nonqualified options to purchase 740,000 shares of our common stock, with an exercise price of $1.25 and a term that ends November 7, 2009, to our directors and consultants. On November 7, 2003, our Board of Directors approved the issuance and grant of nonqualified options to purchase 100,000 shares of our common stock, with an exercise price of $0.35 and a term that ends November 7, 2009 to one of our directors, and on December 4, 2003, we granted stock options to purchase 350,000 shares of our common stock, with an exercise price of $0.90 and a term that ends December 4, 2009, to our employees and consultants. On April 29, 2004, we granted stock options to purchase 100,000 shares of our common stock, with an exercise price of $2.06 and a term that ends April 29, 2010, to our employees. Of the options granted, 85,000 were subsequently forfeited pursuant to the terms of the Plan.

(6) On March 10, 2004, our Board of Directors approved the issuance and grant of non-qualified stock options to purchase 29,000 shares of our common stock with an exercise price of $1.42 and a term that ends on March 10, 2010 to board members of HiEnergy Defense. On June 28, 2004, our Board of Directors approved the issuance and grant of incentive stock options to purchase 25,000 shares of our common stock with an exercise price of $1.78 and a term that ends on June 28, 2010 to one of our employees. On July 19, 2004, our Board of Directors approved the issuance and grant of incentive stock options to purchase 30,000 shares of our common stock with an exercise price of $1.09 and a term that ends on July 19, 2010 to one of our employees. On July 21, 2004 our Board of Directors approved the issuance and grant of non-qualified stock options to purchase 100,000 shares of our common stock with an exercise price of $0.94 and a term that ends on July 21, 2010 to one of our board members upon his appointment. On August 5, 2004, our Board of Directors approved the issuance and grant of non-qualified stock options to purchase 200,000 shares of our common stock with an exercise price of $1.25 and a term that ends on August 5, 2010 to two of our board members upon their appointment. On August 18, 2004, our Board of Directors approved the issuance and grant of incentive stock options to purchase 25,000 shares of our common stock with an exercise price of $0.96 and a term that ends August 18, 2010 to one of our employees. On August 27, 2004, our Board of Directors approved the issuance and grant incentive options to purchase 25,000 shares of our common stock, with an exercise price of $0.85 and a term that ends August 27, 2010, to one of our employees. On November 5, 2004, our Board of Directors approved the issuance and grant of nonqualified options to purchase 330,000 shares of our common stock, with an exercise price of $1.04 and a term that ends November 5, 2010, to our directors and consultants. Of the options granted, 100,000 were subsequently forfeited pursuant to the terms of the grant.

(7) On January 19, 2005, our Board of Directors approved the issuance and grant of incentive options to purchase 390,000 shares of our common stock, with an exercise price of $0.72 and a term that ends January 19, 2011 to our employees. On January 19, 2005, our Board of Directors approved the issuance and grant of incentive options to purchase 500,000 shares of our common stock, with an exercise price of $0.72 and a term that ends January 19, 2011 to our Vice President/Corporate Secretary. On February 1, 2005, our Board of Directors approved the issuance and grant of incentive options to purchase 35,000 shares of our common stock, with an exercise price of $0.86 and a term that ends February 1, 2011, to one of our employees. On March 1, 2005, our Board of
Directors approved the issuance and grant of incentive options to purchase 500,000 shares of our common stock, with an exercise price of $0.72 and a term that ends March 1, 2011 to our Controller. On April 1, 2005, our Board of Directors approved the issuance and grant of nonqualified options to purchase 315,000 shares of our common stock, with an exercise price of $0.01 and a term that ends April 1, 2011, to one of our directors. On April 29, 2005, our Board of Directors approved the issuance and grant of incentive options to purchase 50,000 shares of our common stock, with an exercise price of $0.73 and a term that ends April 29, 2011, to one of our employees. Of the options granted, 80,000 were subsequently forfeited pursuant to the terms of the grant.

(8) On June 25, 2005, our Board of Directors approved the issuance and grant of an incentive stock option to purchase up to 25,000 shares of our common stock with an exercise price of $0.70 per share and a term that ends June 25, 2011, to one of our consultants. On July 19, 2005, our Board of Directors approved the issuance and grant of an incentive stock option to purchase up to 30,000 shares of our common stock with an exercise price of $0.68 per share and a term that ends July 19, 2011, to one of our employees. On August 5, 2005, our Board of Directors approved the issuance and grant of a non-qualified stock option to purchase up to 200,000 shares of our common stock with an exercise price of $0.68 per share and a term that ends August 5, 2011, to two of our board members. On August 18, 2005, our Board of Directors approved the issuance and grant of an incentive stock option to purchase up to 25,000 shares of our common stock with an exercise price of $0.68 and a term that ends August 18, 2011, to one of our employees. On August 27, 2005, our Board of Directors approved the issuance and grant of an incentive stock option to purchase up to 25,000 shares of our common stock with an exercise price of $0.68 and a term that ends August 27, 2011, to one of our employees. On November 7, 2005, our Board of Directors approved the issuance and grant of a non-qualified stock option to purchase up to 330,000 shares of our common stock with an exercise price of $0.65 and a term that ends November 7, 2011, to four of our directors. On December 30, 2005, our Board of Directors approved the issuance and grant of an incentive stock option to purchase up to 20,000 shares of our common stock with an exercise price of $0.38 and a term that ends December 30, 2011, to one of our consultants. On February 1, 2006, our Board of Directors approved the issuance and grant of an incentive stock option to purchase up to 35,000 shares of our common stock with an exercise price of $0.39 and a term that ends February 1, 2012, to one of our employees. On April 29, 2006, our Board of Directors approved the issuance and grant of an incentive stock option to purchase up to 50,000 shares of our common stock with an exercise price of $0.34 and a term that ends April 29, 2012, to one of our employees.

(9) On July 12 2002, we issued and granted a non-qualified stock option to purchase up to 1,000,000 shares of our common stock with an exercise price of $1.00 per share to Isaac Yeffet. The stock option was issued in connection with a consulting agreement between Yeffet Security Consultant, Inc and HiEnergy Technologies. In June 2006, all of the above options were voluntarily forfeited by Yeffet pursuant to the terms of a Settlement Agreement. On September 25, 2002, we issued stock options to purchase an aggregate of 45,454 shares of common stock at $1.00 per share and on December 19 2002 we issued additional stock options to purchase an aggregate of 27,272 shares of common stock at $2.24 per share to Shea Wilson and Derek Woolston.

(10) On September 19, 2005, our Board of Directors approved a 2006 Consultant Stock Plan reserving 1,000,000 shares for issuance to consultants in compensation of services provided to the Company. Our management never implemented the 2006 Consultant Stock Plan and no shares have ever been issued under it. We anticipate that this plan will be cancelled at our next Board meeting.

(11) The preceding footnotes all affect this total.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of HiEnergy Technologies, and their ages, positions, business experience and education as of date of this Proxy Statement are as follows:

--------------------------------------------------------------------------------

            NAME                AGE                      POSITION

--------------------------------------------------------------------------------
Roger W.A. Spillmann             35     Chief Executive Officer, President,
                                        Secretary and Treasurer; Director
--------------------------------------------------------------------------------
William A. Nitze                 63     Chairman of the Board; Director
--------------------------------------------------------------------------------
Peter J. Le Beau                 59     Vice Chairman of the Board; Director
--------------------------------------------------------------------------------
David R. Baker                   74     Director
--------------------------------------------------------------------------------
Colonel William J. Lacey, Jr.    67     Director
--------------------------------------------------------------------------------
Dr. Bogdan C. Maglich            77     Director
--------------------------------------------------------------------------------

Mr. Spillmann was appointed Vice President and Corporate Secretary of HiEnergy Technologies on January 11, 2005. He became our President and Chief Operating Officer on January 5, 2006, our Chief Executive Officer and a member of our Board of Directors on February 17, 2006, and our Treasurer on March 15, 2006. He is a member of the Marketing and Business Development and the Finance Committees. Our employment agreement with Mr. Spillmann remains in effect and has not been modified.

Mr. Nitze was appointed as a director of HiEnergy Technologies on August 5, 2005, became Interim Chairman of the Board of Director on February 17, 2006, and Chairman of the Board of Directors on June 5, 2006. He is a member of the Legal Affairs and the Marketing and Business Development Committees.

Mr. Le Beau was appointed as a director of HiEnergy Technologies on August 5, 2005 and became Vice Chairman of the Board of Directors on February 17, 2006. He is Chairman of the Audit and the Marketing and Business Development Committees and a member of the Finance Committee.

Mr. Baker was appointed as a director of HiEnergy Technologies on February 27, 2003. He is Chairman of the Legal Affairs, Finance and Compensation Committees and a member of the Audit Committee.

Mr. Lacey was appointed as a director of HiEnergy Technologies on July 21, 2004. He resigned from the Board of Directors on October 13, 2005 and was re-appointed to the Board of Directors on February 17, 2006. Mr. Lacey is a member of the Compensation, Marketing and Business Development and Nominating Committees.

Dr. Maglich was appointed Chairman and Chief Scientific Officer of HiEnergy Technologies and as a member of our Board of Directors on April 25, 2002. He was appointed Chief Executive Officer, President and Treasurer of HiEnergy Technologies effective as of March 2003. Dr. Maglich resigned as our President on January 5, 2006. He was removed as our Chief Executive Officer and a member of the Board of Directors' Finance Committee, and his duties as our Chairman of the Board, Treasurer and Chief Scientific Officer were suspended on February 17, 2006. He was replaced as our Treasurer on March 15, 2006, and was removed as our Chairman of the Board and Chief Scientific Officer on April 18, 2006. Dr. Maglich's Employment Agreement with us was terminated effective April 28, 2006.

All directors hold office for one year or until their respective successors are elected, or until their earlier death, resignation or removal. Each of our officers serves at the discretion of the Board of Directors. There are no family relationships between or among any of our directors or executive officers.

BIOGRAPHIES

Each director and executive  officer has furnished us the following  information
with  respect  to  his  or  her  principal   occupation  or  employment,   other
affiliations and business experience during the last five years.

WILLIAM A. NITZE

Mr. Nitze, Chairman of our Board of Directors since June 2006, Interim Chairman February 2006 through June 2006, Director since August 2005, and Chairman of our subsidiary HiEnergy Defense, Inc. (since August 2003), has been Chairman of GridPoint, Inc. since November 2003, and Chairman of Oceana Energy Systems since March 2006. He was President of Gemstar Group, Inc. (Global Environmental Market Solutions through Technology And Reform), from 2001 to 2005, which was founded to work with partners around the world in implementing market-based approaches to global environmental problems. Mr. Nitze is a graduate of Harvard College and Oxford University (UK) and received a J. D. degree from Harvard Law School. After a brief practice at the law offices of Sullivan and Cromwell in New York, he spent 14 years with Mobil Oil as a legal counsel, 4 1/2 years of which were spent in Japan.

He served as an Assistant  Administrator of the Environmental  Protection Agency
(EPA) for International Activities during the Clinton Administration (1994-2001) and Deputy Assistant Secretary of State for the Environment in the Reagan and Bush Administrations (1987-90). Mr. Nitze has written and spoken widely on environmental issues. In 1993-94 and 2002, he taught a new course on forming an international regime to address climate change at the Paul H. Nitze School of Advanced International Studies at The Johns Hopkins University. As President of the Alliance to Save Energy, Mr. Nitze led a broad coalition of business, government, labor and consumer interests in supporting and implementing policies and programs to promote energy efficiency. While at the Alliance, Mr. Nitze founded the Alliance's Business Council for Sustainable Energy.

As the Assistant  Administrator  for International  Activities at the EPA
from 1994 to the end of the Clinton Administration, Mr. Nitze strengthened the EPA's international role by making it a key player in implementing NAFTA, managing its associated institutions and by making it the lead agency on environmental issues in several bi-national commissions co-chaired by Vice
President Al Gore. He made environmental security a focus of the EPA's international work, instituting for the first time a formal working relationship among the Department of Defense, the Department of Energy and EPA on environmental security issues.

PETER J. LE BEAU

Mr. Le Beau, the Vice Chairman of our Board of Directors, has extensive experience in commercial finance and investment banking (including structured finance, private/public asset-based financing, operating and leveraged leasing, debt and equity placements, mergers and acquisitions, and research and analysis), with a strong emphasis on the aviation and aerospace industries. Since 1996 and to the present, he has served as an Executive Director and Treasurer for the Soldiers', Sailors', Marines and Airmen's Club in New York City. From 2002 to 2003, he served as Director of Capital Markets for Residual Based Finance Corporation, a finance company involved in the acquisition of commercial aircraft and engines, where he was involved in the structuring and placement of a $400 million private equity fund focused on the acquisition of commercial aircraft and engines. From 2001 to 2002, he served as Senior Vice President of Finance with ComJet Aviation Leasing Corp. and from 1998 to 2001, he was Director of Commercial Aviation Finance with Summit Bank.

Currently, Mr. Le Beau is a member of Vietnam Veterans of America, the American Legion, Veterans of Foreign Wars, Soldiers', Sailors', Marines and Airmen's Club, Face the Challenge Foundation, the 82nd Airborne Division Association and the Squadron A Association. Mr. Le Beau received a Bachelor's degree in the field of management from St. John's University in 1967.

DAVID R. BAKER

Mr. Baker has been an attorney for over 50 years and has been Of Counsel to the firm Haskell Slaughter Young & Rediker, LLC, of Birmingham and Montgomery, Alabama and New York City, since February 2003. Since October 1993, Mr. Baker has been a Retired Partner of the law firm of Jones Day from its New York City office. Prior to joining Haskell Slaughter Young & Rediker, LLC, Mr. Baker was a partner in Baker, Johnston & Wilson LLP, Birmingham and New York City, from October 1998 to February 2003.

Mr. Baker received a Bachelor of Philosophy from the University of Chicago, a Bachelor of Arts from Birmingham-Southern College, and a Juris Doctor from Harvard Law School. He is a member of the Alabama and New York State Bar Associations and the American and Alabama Law Institutes, serves on the Liaison Committee of the American Bar Association to the Financial Accounting Standards Board and is the International Bar Association's principal representative to the United Nations in New York. In addition, he serves as Chairman of the New York Legislative Service and is a Life Trustee of Birmingham-Southern College.

COLONEL WILLIAM J. LACEY, JR. (USA, RET.)

Colonel William J. Lacey, Jr. (USA, Ret.) currently serves as the President and Chief Executive Officer for our wholly-owned subsidiary, HiEnergy Defense, Inc., and was recently re-appointed as a member of our Board of Directors.

Col. Lacey has more than thirty years of diversified responsibility within Department of Defense (DoD) management, including senior executive level positions in congressional relations; program development, management and administration; test design and analysis; research, development, test, and evaluation of major weapons systems. His areas of expertise include counter terrorism, mine detection, border control, military medicine, and weapons of mass destruction.

Col. Lacey has worked in executive and management positions with several corporations, including, most recently, Technology Team, Inc., in the role of Program Manager/Regional Specialist and Senior Policy Analyst, supporting the DoD Office of Partnership for Peace Information Management System (January 2001-August 2003). Prior to Technology Team, Inc., he held executive positions with Integrated Concepts & Research Corporation; Militec, Inc.; EWA, Inc; and LCC, Inc.

He served in combat as an Army Special Forces Officer. During the Vietnam conflict, he was awarded two Silver Stars for valor, four Bronze Stars for valor and service, and two Purple Hearts for wounds sustained. He was also awarded the Legion of Merit.

Col. Lacey is a graduate of the University of Rhode Island (1963) and the Defense Systems Management College Test and Evaluation Course (1975), and is an MS Candidate, Business Administration, at the University of Southern Illinois.

DR. BOGDAN C. MAGLICH

Dr. Maglich served as HiEnergy Technologies' President from March 2003 to January 2006, as its Treasurer from March 2003 to March 2006, and as its Chairman and Chief Scientific Officer from March 2003 to April 2006. During those periods, he had primary responsibility for our business strategy and development. Dr. Maglich resigned as our President on January 5, 2006, was suspended form the duties of Chairman of the Board of Directors, Treasurer and Chief Scientific Officer on February 17, 2006, was replaced as our Treasurer on March 15, 2006, and was removed as our Chairman of the Board and Chief Scientific Officer on April 18, 2006. Dr. Maglich founded HiEnergy Microdevices and has served as its Chief Executive Officer from 1995 until its reverse takeover of HiEnergy Technologies in April 2002. Since the termination of his employment agreement with us, he has been pursuing new ventures independently and is President of Centurion Enterprises Corporation.

As HiEnergy Technologies' Chief Scientific Officer since April 2002, Dr. Maglich had primary responsibility for technology strategy, technology development and technical proposal development. Dr. Maglich is a respected scientist in his field. He received the White House Citation from President John F. Kennedy and was named an honorary citizen in Switzerland by the President of the Swiss Confederation for his discovery of the omega meson. In addition to his research discoveries and inventions in particle physics, instrumentation, and detection devices, Dr. Maglich has played a role in reducing weapons in areas such as Yugoslavia and Russia, and worked on safety measures for Soviet reactors in Europe. Following the Chernobyl incident, Dr. Maglich as CEO of Advanced Physics Corporation, initiated and chaired a joint technical conference of the American and Soviet nuclear reactor designers aimed at adding the American nuclear safety features to the Soviet-built power reactors in Hungary, Bulgaria, Czechoslovakia, East Germany, and Finland. The conference was held in Belgrade, Yugoslavia on October 2-6, 1990. In the period 1992-1993 the late Glenn T. Seaborg, Nobel Laureate and nuclear energy pioneer, as Chairman, and Dr. Maglich, as President, of Advanced Physics Corporation, organized a project in Irvine, California under the U.S. Dept. of State Initiatives, to assist in the transition of Soviet nuclear physicists from nuclear weapons research to peaceful nuclear research. The group worked on the design of a miniature joint peaceful nuclear power reactor named MARR (Mini American Russian Reactor). Twelve nuclear engineers from the Russian nuclear weapon center "Chelyabinsk 70," and from the Kurchatov Atomic Energy Institute, Moscow, gathered for a period of 3 months in Irvine in the period between 1992 and 1993, and were hosted by Advanced Physics Corporation. Currently, Dr. Maglich has served as a professor of physics at the University of Pennsylvania and has also worked at Rutgers and at the Joint Faculty, Princeton-Penn Accelerator Laboratory. Dr. Maglich also worked in various leadership capacities on a variety of projects, including the CERN European Center for High Energy Physics in Geneva, Switzerland; and the U.S. National Laboratories, the Air Force Phillips Laboratory. Dr. Maglich received a Ph.D. in high-energy physics and nuclear engineering from the Massachusetts Institute of Technology, a Master of Science from Britain's University of Liverpool, and a Bachelor of Science from the University of Belgrade.

ROGER W.A. SPILLMANN

Mr. Spillmann has served as HiEnergy Technologies' Vice President from January 2005 to January 2006, Corporate Secretary since January 2005, our President and Chief Operating Officer since January 2006, our Chief Executive Officer and a member of our Board of Directors since February 2006, and our Treasurer since March 2006. In these capacities, he focuses on corporate compliance and governance, contract administration, investor relations, and capital strategy. Prior to joining HiEnergy, Roger Spillmann provided financial and legal consulting as an employee of Resources Connection, Inc. from July 2004 until his appointment in January 2005. Prior to Resources Connection, he served as a business development and financial services specialist with Empire Capital Leasing, Inc. ("ECL"), where he focused on asset based financing, including project finance, receivable financing, equipment leasing and related securitizations (2003-2004). Prior to ECL, Mr. Spillmann was a Managing Director and Partner of Harris, Hoover & Lewis, Inc. (HHL), a New York based middle market financial advisory and investment banking boutique, and a member of its Executive Committee, where he was responsible for strategic planning, affiliate marketing, product research and outside capital relationships (2001-2003). Prior to HHL, Mr. Spillmann was First Vice President of Investments, Director - Special Accounts Group (SAG) with Prudential Securities in New York City, specializing in advising corporations, institutions and high net-worth clients on asset allocation, money management, estate and tax planning, equity risk management and general investment strategies, and a Sales Analyst with the Private Client Services Group at Banc of America Securities LLC (Montgomery Securities), where he focused on corporate finance, equity derivatives, asset management and corporate and venture services directed toward leading and emerging technology companies (1997-2001). From March 1994 to 1997, Mr. Spillmann was with the Cross Border Finance Group at Clifford Chance, Rogers & Wells LLP, where he served as a corporate paralegal and assisted senior partners and associates with the development and structuring of public and private debt and equity transactions, project finance and M&A for governments, financial institutions and corporations. Upon graduation in 1992, Mr. Spillmann was recruited by Liz Claiborne, Inc, a Fortune 500 textile and clothing
manufacturer,   with  positions  in  its  sales,  production  and  manufacturing divisions,  as  well as  serving  as  Production  Coordinator  for the  Knitwear
Division.

Roger Spillmann received a Bachelor of Arts from Dartmouth College in Hanover, NH. He also attended the Universidad Federal do Rio de Janeiro, in Brazil, and is fluent in Spanish and Portuguese. During his career, Mr. Spillmann has served on the advisory boards of several private technology companies.

SIGNIFICANT EMPLOYEES

DR. ALEXANDER R. VAUCHER - CHIEF SCIENTIST

Dr. Alexander Vaucher joined HiEnergy in July 2004 as a Senior Scientist and non-executive Vice President for Research & Development and assumed the title of Chief Scientist in 2006. Dr. Vaucher brings with him more than 20 years experience in software and product development and engineering with a focus on new product development, project management, cost administration and technical supervision. From 1997 to July 2004, he served as a Software Engineer and manager with Northrop Grumman where he was responsible for managing a satellite telemetry-data acquisition system, including continuous troubleshooting, hardware and software upgrades and installation and changing system architecture as needed. From 1985 to 1997, he served as Software Engineer and a systems analyst with Hughes Aircraft Co. where he developed analysis and algorithms for near field calibration of aperture array radar antennas, as well as theoretical models and simulations of ground clutter return in airborne radar systems, digital filters to simulate antenna commanding for various radar modes and coordinate transformations between aircraft and antenna platform for radar simulations. Other positions include Systems Engineer with Vitro Laboratories, where he developed a mathematical model for an electrostatic gyro used on the Trident navigation system and other projects, including digital time series analysis, and filtering, and an Engineer with the U.S. Bureau of Mines.

Dr. Vaucher received a Ph.D. in Theoretical High Energy Physics and a Masters in Physics from University of California - Riverside. He completed undergraduate studies at the University of Minnesota, Minneapolis.

SEAN MOORE - VICE PRESIDENT, SALES & MARKETING

Sean C. Moore joined HiEnergy Technologies in May 2004 as Director of Sales & Marketing and was promoted in December 2005 to Vice President. Prior to joining HiEnergy Technologies, from June 2000 to May 2004, Mr. Moore served as Director of the North American Business Unit of Signalbau Huber GMBH of Germany, where he created and executed the product launch of the SecuScan - Under Vehicle Explosives Inspection System, with more than 100 units sold to state, local and federal security customers in the U.S. and abroad. Prior to his successful sales career, Mr. Moore served as a Special Agent from June 1991 to May 2000 with the United States Customs Service where he held numerous positions within the Office of Field Operations and the Office of Investigations and awarded the
Commissioner's Unit Citation of Merit. With more than 200 letters of commendation for strategic investigations and interdictions which led to major arms, narcotics and currency seizures, Sean Moore brings to HiEnergy Technologies significant operational and enforcement expertise within air, sea, land and border operations as well as in homeland security. Mr. Moore graduated with High Honors with a Bachelors Degree in Criminal Justice and International Business from Northeastern University in Boston.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the year ended April 30, 2006, there were seven meetings of the Board of Directors. During such year, all of the directors with the exception of Dr. Maglich attended at least 75% of the total of the number of meetings of the Board and the number of meetings of committees of which such director was then a member.

The Board of Directors has a standing Nominating Committee, however our Board believes it is best for potential Director nominees are considered by the entire Board.

The Board of Directors has established an Audit Committee, Finance Committee, Compensation Committee, and Legal Affairs Committee. The Audit Committee, Finance Committee, Compensation Committee, and Legal Affairs Committee are responsible to the full Board of Directors. The functions performed by the Audit Committee and Compensation Committee are summarized below:

AUDIT COMMITTEE

The Audit Committee is governed by a written charter, a copy of which charter accompanies this Proxy Statement as Appendix A. The Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each quarterly period and reviews and evaluates our internal control functions.

Peter Le Beau serves as the Chairman of the Audit Committee and David Baker is also a member. Both Mr. Le Beau and Mr. Baker are independent audit committee members according to the definition used by the NASD for audit committee independence, and Mr. Le Beau is considered a qualified financial expert.

COMPENSATION COMMITTEE

The Compensation Committee currently consists of David R. Baker and Col. William
J. Lacey, Jr. The Compensation Committee reviews and evaluates our executive and Board compensation policies and makes recommendations about such compensation to the Board of Directors.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation that we have paid to our named executive officers for each of our last three completed fiscal years ended. Dr. Maglich served as Chairman, Chief Executive Officer, President, Treasurer and Chief Scientific Officer of HiEnergy Microdevices during the fiscal years 2006, 2005 and 2004.

Mr. Spillmann was appointed Vice President and Corporate Secretary of HiEnergy Technologies on January 11, 2005. Mr. Spillmann became our President and Chief Operating Officer on January 5, 2006, our Chief Executive Officer and a member of our Board of Directors on February 17, 2006, and our Treasurer on March 15, 2006.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    LONG TERM COMPENSATION
---------------------------------------------------------------------------------------------------------------------------------
                                          ANNUAL COMPNESATION                        AWARDS             PAYOUTS
---------------------------------------------------------------------------------------------------------------------------------
       NAME AND          FISCAL       SALARY     BONUS       OTHER          RESTRICTED     SECURITIES     LTIP           ALL
      PRINCIPAL           YEAR                              ANNUAL            STOCK        UNDERLYING    PAYOUTS        OTHER
       POSITION           ENDED         ($)        ($)   COMPENSATION         AWARDS        OPTIONS        ($)       COMPENSATION
                        APRIL 30
                                                                                ($)                                       ($)

---------------------------------------------------------------------------------------------------------------------------------
  Roger W.A. Spillmann

       Chief Executive    2006        200,000     2,292         -0-             -0-             -0-         -0-           -0-
        Officer, Chief  ---------------------------------------------------------------------------------------------------------
    Operating Officer,    2005                                                              500,000
 President, Secretary,  ---------------------------------------------------------------------------------------------------------
Treasurer and Director    2004            N/A       N/A         N/A             N/A             N/A         N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 Dr. Bogdan C. Maglich    2006        219,038    24,381      $7,518             -0-         529,510         -0-           -0-
                        ---------------------------------------------------------------------------------------------------------
              Director    2005        220,046     4,381     $13,640             -0-         421,980         -0-           -0-
                        ---------------------------------------------------------------------------------------------------------
          Former Chief    2004        220,046       -0-     $25,345             -0-         313,221         -0-           -0-
            Scientific
   Officer, President,
         Treasurer and
              Chairman
       of the Board of
             Directors
---------------------------------------------------------------------------------------------------------------------------------

Dr. Maglich was appointed Chairman and Chief Scientific Officer of HiEnergy Technologies and as a member of our Board of Directors on April 25, 2002. He was appointed Chief Executive Officer, President and Treasurer of HiEnergy Technologies effective as of March 2003. Dr. Maglich resigned as our President on January 5, 2006, was removed as our Chief Executive Officer and a member of the Board of Directors' Finance Committee on February 17, 2006. Also on February 17, 2006, Dr. Maglich's duties as our Chairman of the Board, Treasurer and Chief Scientific Officer were suspended, he was replaced as our Treasurer on March 15, 2006, and was removed as our Chairman of the Board and Chief Scientific Officer on April 18, 2006. Dr. Maglich's Employment Agreement with us was terminated effective April 28, 2006.

Other Annual Compensation amounts paid to Mr. Spillmann and Dr. Maglich consisted of the following personal expense reimbursements during the last three completed fiscal years:

-----------------------------------------------------------------------------------------------
       EXPENSE CATEGORY              FISCAL YEAR ENDED   FISCAL YEAR ENDED    FISCAL YEAR ENDED
-----------------------------------------------------------------------------------------------
                                           2006                2005                 2004
-----------------------------------------------------------------------------------------------
Roger W.A. Spillmann                          -0-                 -0-                 N/A
-----------------------------------------------------------------------------------------------
TOTAL                                         -0-                 -0-                 N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Dr. Bogdan C. Maglich
-----------------------------------------------------------------------------------------------
Auto Lease                                    -0-                 -0-                 -0-
-----------------------------------------------------------------------------------------------
Auto Insurance                            $   213             $ 4,500             $   212
-----------------------------------------------------------------------------------------------
Auto Expenses (other)                     $   561             $ 1,325             $ 1,046
-----------------------------------------------------------------------------------------------
Home Rent                                     -0-                 -0-                 -0-
-----------------------------------------------------------------------------------------------
Medical & Dental Reimbursements           $ 6,744             $ 7,815             $24,088
-----------------------------------------------------------------------------------------------
TOTAL                                     $ 7,518             $13,640             $25,345
-----------------------------------------------------------------------------------------------

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information with respect to stock options granted to each named executive officer during our most recent fiscal year ended April 30, 2006. We have never granted any stock appreciation rights.

--------------------------------------------------------------------------------
                            NUMBER OF      PERCENT OF TOTAL
                            SECURITIES    OPT./WRTS. GRANTED
                            UNDERLYING     TO EMPLOYEES IN      EXERCISE OF BASE
           NAME              OPTIONS         FISCAL YEAR         PRICE ($/SHARE)
--------------------------------------------------------------------------------
Roger W.A. Spillmann             -0-             N/A                   N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dr. Bogdan C. Maglich       529,510(1)           48%                  $0.49
--------------------------------------------------------------------------------

(1) Option was granted on December 31, 2005, and was fully vested and exercisable on the date of grant pursuant to his employment agreement.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth information with respect to fiscal year-ended April 30, 2006 option values. No stock options were exercised by the named executive officers during the fiscal year ended April 30, 2006.

------------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED IN-
                            SHARES                      OPTIONS/SARs AT THE FISCAL       THE-MONEY OPTIONS/SARs AT
                           ACQUIRED                              YEAR END                     FISCAL YEAR-END
                         ON EXERCISE       VALUE                   (#)                             (#)
       NAME                  (#)         REALIZED       EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------
Roger W.A. Spillmann         --             --                500,000 / 500,000                 $     -0-(1)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Dr. Bogdan C. Maglich        --             --            4,203,439 / 4,203,439                 $511,294(2)
------------------------------------------------------------------------------------------------------------------

(1) The value of Mr. Spillmann's options has been calculated based on the difference between the closing price of our stock on the OTC Bulletin Board(R) on April 28, 2006 of $0.34 per share and the exercise price of Mr. Spillmann's stock options at $0.72 per share. No effect is given to the shares with exercise prices above $0.34 per share.

(2) As of April 30, 2006, Dr. Maglich had options to purchase 2,482,011 shares that were in-the-money. The value of Dr. Maglich's options has been calculated based on the difference between the closing price of our stock on the OTC Bulletin Board(R) on April 28, 2006 of $0.34 per share and the exercise prices of Dr. Maglich's stock options at $0.134 per share. No effect is given to the shares with exercise prices above $0.34 per share.

                            COMPENSATION OF DIRECTORS

We compensate non-executive directors with an annual aware of stock options to purchase 100,000 shares of common stock for service as a director and additional stock options at varying amounts of shares for their services on committees of the Board, in addition to issuances of shares or options for attendance at Board meetings. Prior to July 15, 2005, we compensated non-executive directors with 3,000 shares of common stock or stock options to purchase 3,000 shares of common stock for each meeting attended, in addition to an annual award of stock options to purchase 100,000 shares of common stock for service as a director and additional stock options at varying amounts of shares for their services on committees of the Board. Commencing on July 15, 2005, the Board approved an increase to the number of shares or stock options due each non-executive director for each meeting attended to 5,000, effective at that meeting. On January 5, 2006, the Board approved an increase in the number of shares or stock options due each non-executive director for each meeting attended to 10,000. Grants of 10,000 shares or stock options were made to the non-executive directors in attendance at that meeting and at the directors' meeting on January 25, 2006. On February 17, 2006, the Board rescinded the increase from 5,000 to 10,000, and for that meeting and the subsequent meeting those directors who had received grants of 10,000 shares or stock options received nothing, with the effect that each non-executive director received 5,000 shares or stock options for each meeting attended without any increase. The transfer of all these securities is restricted under applicable securities laws. Additionally, all directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as a director of our company.

                              EMPLOYMENT CONTRACTS

In March  2002,  Microdevices  entered  into an  employment  agreement  with Dr.
Maglich. In May 2002, we assumed the employment agreement, which as amended in December 2002 and July 2003, provided that it was effective through December 31, 2006. On April 8, 2006, we gave Dr. Maglich notice of termination of the employment agreement for cause, which termination became effective on April 18, 2006. Pursuant to the contract, our major commitments under the employment agreement included our obligations to:

      o Pay an annual bonus, which must not be less than 20% of the total amount of bonuses paid to our officers.

      o Grant Dr. Maglich annually, during the term of the employment agreement, stock options to exercise a number of shares of common stock equal to the greater of (i) 1% per annum of our common stock issued and outstanding or (ii) 10% of the total number of options granted by us for services in that year. In either case, the exercise price on the stock options is equal to the average price of our traded shares for the preceding 30 days prior to the date of the grant.

      o Provide Dr. Maglich with a car, family health insurance, life and disability insurance, and reimbursements for reasonable out-of-pocket expenses, not to exceed $39,200 in any one year, and any personal tax liabilities arising up to $75,000.

      o     Pay Dr. Maglich a base salary in cash as follows:

            - January 1, 2004 to December 31, 2004 $175,000 per year

            - January 1, 2005 to December 31, 2005 $175,000 per year

            - January 1, 2006 to December 31, 2006 $283,013 per year

      o Pay Dr. Maglich a supplemental salary of $2,800 per month for the duration he serves as our Chief Executive Officer, pursuant to an authorization from the Board of Directors in July 2003.

      o Pay Dr. Maglich, on the termination date, an amount equal to two years of the minimum annual base salary which would have been required if his employment agreement had been terminated without cause, which we believe is not applicable in view of the termination of Dr. Maglich for cause.

In view of the termination of Dr. Maglich's employment agreement and certain litigation between Dr. Maglich and the Company, we are currently analyzing our obligations to Dr. Maglich under the employment agreement to determine the extent to which we are required to honor them.

In January 2005, we entered into an employment agreement for the employment of Roger Spillmann to serve as our Vice President and Corporate Secretary. Mr. Spillmann became our President and Chief Operating Officer on January 5, 2006, our Chief Executive Officer and a member of our Board of Directors on February 17, 2006, and our Treasurer on March 15, 2006. Our employment agreement remains in effect and has not been modified. Major terms of the agreement are as follows:

      o We will pay him an annual base salary of $200,000, of which $140,000 will be payable in cash, and the remainder in deferred compensation.

      o We have the option to prepay services with S-8 stock with value equivalent to six (6) months of the above stated salary.

      o We will pay the fee required under his contract with his then current employer for his conversion from consultant employee, which should not exceed $12,000.

      o We will grant him a stock option to purchase 500,000 shares of common stock which shall be exercisable at a price no greater than the average trading price for the prior thirty (30) day period. The option is fully vested.

      o If the employment agreement is terminated by HiEnergy without cause, we must pay him on the termination date, severance pay in an amount equal to six (6) months of the minimum annual base salary.

      o We will provide him with comprehensive family medical and dental healthcare benefits.

      o We will keep our Directors and Officers insurance coverage in effect at all times with the present policy limits and for a period of three years following the termination of Mr. Spillmann's employment with us on a commercially reasonable effort.

      o     We will timely reimburse Mr. Spillmann for approved expenses.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires all executive officers, directors and persons who are the beneficial owners of more than 10% of the common stock of HiEnergy Technologies to file reports of ownership with the SEC indicating their ownership of our equity securities and to report any changes in that ownership. Specific due dates for these reports have been established, and we are required to report in this Annual Report on Form 10-KSB any failure to comply therewith during the fiscal year ended April 30, 2006. During the Company's fiscal year ended April 30, 2006, Messrs. Baker, Nitze, Le Beau, Lacey and Dr. Maglich did not timely file Forms 4 for common stock and options issued to them by HiEnergy Technologies during the past fiscal year and did not file a timely Form 5 to report these; but subsequently Messrs. Baker, Nitze, Le Beau, and Lacey filed a Form 5 that included all transactions they were required to report. As of [_____, 2006], Dr. Maglich has not filed a timely Form 5 to report transactions. None of the foregoing directors or officers, other than Dr. Maglich, disposed of any shares or derivatives in the open market during the reporting period. During the reporting period, Dr. Maglich disposed of shares of our common stock pursuant to a 10b5-1 trading plan as follows: 76,700 shares of common stock disposed of between May 19, 2005 and May 23, 2005, at $.69 or $.70 per share; and 46,200 shares of our common stock disposed of between May 31, 2005 and June 1, 2005, at $.69 or $.70 per share. With the above exceptions, we believe that, as of the date of this Report, all of the filing requirements under Section 16(c) of the Securities Exchange Act of 1934, as amended, have been satisfied by its executive officers, directors and beneficial owners of more than 10% of our common stock. In making this statement, we have relied on copies of the reporting forms received by us or on the written representations from certain reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the SEC.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the transactions described below, during the last two years, none of our directors, officers or principal stockholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, or in any proposed transactions, which has materially affected or will materially affect us.

TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

      It is our current policy that all transactions with officers, directors, 5% stockholders and their affiliates are entered into only if they are approved by a majority of the disinterested directors, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

      o In September 2004, we issued to William A. Nitze, Chairman of our Board of Directors, 71,739 Shares and warrants to purchase 23,913 shares of common stock, par value $0.001 with an exercise price of $1.00 a Share in a private placement transaction for an investment by Mr. Nitze of $33,000.

      o In July 2005, we issued to David R. Baker, a member of our Board of Directors, 129,174 Shares and warrants to purchase 64,586 Shares with an exercise price of $0.65 a Share, in connection with the satisfaction of accounts payable for legal services rendered, and expenses incurred, prior to his directorship..

      o In March 2006, we issued to Mr. Nitze a convertible promissory note for $31,500, bearing interest at 10% per annum and convertible into Shares at $0.30 per Share, with warrants to purchase 12,600 Shares at a price of $0.60 per Share, for an investment by Mr. Nitze of $31,500. The note provided for its automatic exchange into the next qualified financing, as defined therein, at 110% of the then outstanding balance, including accrued interest. This investment was on the same terms as concurrently made by unaffiliated investors.

      o In June 2006, we issued to Mr. Nitze 3.56 shares of Series B Convertible Preferred Stock (the "Series B Preferred Shares"), convertible into 118,666 Shares; Series B-1 Warrants to purchase 35,647 Shares at an exercise price of $0.45 per Share, and Series B-2 Warrants to purchase 23,765 Shares at an exercise price of $0.60 per Share, upon the automatic exchange referred to in the preceding paragraph.

      o In April 2006, we issued to Mr. Baker a convertible promissory note for $25,000, bearing interest at 10% per annum and convertible into Shares at $0.30 per Share, with warrants to purchase 10,000 Shares at a price of $0.60 per Share, for an investment by Mr. Baker of $25,000. The note provided for its automatic exchange into the next qualified financing, as defined therein, at 110% of the then outstanding balance, including accrued interest. This investment was on the same terms as concurrently made by unaffiliated investors.

      o In June 2006, we issued Mr. Baker 2.81 shares of Series B Convertible Preferred Stock (the "Series B Preferred Shares"), convertible into 93,666 Shares; Series B-1 Warrants to purchase 28,088 Shares at an exercise price of $0.45 per Share, and Series B-2 Warrants to Mr. Baker purchase 18,725 Shares at an exercise price of $0.60 per Share, upon the automatic exchange referred to in the preceding paragraph.

      o In October 2006, we issued to Mr. Nitze a promissory note for $60,000, bearing interest at 10% per annum and due October 2007, for a secured loan by Mr. Nitze of $60,000. The note provides for exchange into the next qualified financing, as defined therein, at 110% of the then outstanding balance, including accrued interest.

CERTAIN BUSINESS RELATIONSHIPS

No director or nominee for director is or has been during the fiscal years ended April 30, 2005 or 2006, an executive officer or beneficial owner of more than 10% of any other entity that has engaged in a transaction with us in excess of 5% of either companies' revenues or assets.

INDEBTEDNESS OF MANAGEMENT

There are no persons who are directors or executive officers of our company, nominees for election as a director, immediate family members of the foregoing, corporations or organizations in which the foregoing are executive officers or partners, or 10% of the shares of which are directly or beneficially owned by the foregoing, trusts or estates in which the foregoing have a substantial beneficial interest or as to which the foregoing serve as a trustee or in a similar capacity that are indebted to us in an amount in excess of $60,000.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Audit Committee. A copy of the Audit Committee Charter accompanies this Proxy Statement as Appendix A.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of HiEnergy Technologies' financial reporting, internal controls and audit functions. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditor. The Audit Committee provides advice, counsel and direction to management and the auditors on the basis of information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

The Audit Committee has met and reviewed HiEnergy Technologies' audited financial statements as of and for the year ended April 30, 2006, with HiEnergy Technologies' management, which has the primary responsibility for HiEnergy Technologies' financial statements. HiEnergy Technologies' independent auditors, Singer Lewak Greenbaum & Goldstein LLP, are responsible for performing an independent audit of HiEnergy Technologies' consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.

The Audit Committee has discussed with Singer Lewak Greenbaum & Goldstein LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communicating with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Singer Lewak Greenbaum & Goldstein LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with Singer Lewak Greenbaum & Goldstein LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to HiEnergy Technologies' Board of Directors that the audited financial statements referred to above be included in HiEnergy Technologies' Annual Report on Form 10-KSB for the year ended April 30, 2006, for filing with the Securities and Exchange Commission.

   Respectfully submitted by the Audit Committee of the Board of Directors of
                             HiEnergy Technologies,

                                      PETER J. LE BEAU, Chair
                                        DAVID R. BAKER

--------------------------------------------------------------------------------

          PROPOSAL NO. 2: AMENDMENT OF OUR CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                 FROM 100,000,000 SHARES TO 500,000,000 SHARES.

--------------------------------------------------------------------------------

Our Board of Directors has approved and recommended that the shareholders approve an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000 shares.

The increase in our authorized shares of Common Stock is necessary to fulfill current reserve requirements and other contractual obligations and in order to have a sufficient amount of authorized but unissued Common Stock available for subsequent financings and/or for acquisitions as opportunities may present themselves. Additionally, if Proposal No. 4 - Approval of the 2006 Stock Incentive Plan is approved by the shareholders, the Company will need to have available additional authorized shares of Common Stock for the issuance of stock options. Approval of this Proposal No. 2 by the shareholders will address all of these considerations.

As of [December __, 2006], we had 68,838,751 shares of Common Stock outstanding with approximately 30,427,558 additional shares of Common Stock necessary for the conversion of outstanding Preferred Stock, stock options, warrants, and convertible notes, provided that holders of options to purchase 4,703,439 shares and warrant holders with rights to purchase 4,166,107 shares waived reserve requirements.

SERIES B CONVERTIBLE PREFERRED STOCK FINANCING

In June and August 2006, we entered into Series B Convertible Preferred Stock Purchase Agreements (the "Agreements") with select accredited investors (the "Investors") for the sale of Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Preferred Shares") and Series B-1 Warrants and Series B-2 Warrants (collectively, the "Series B Warrants"). As of October 31, 2006, Investors subscribed a total of $2,196,403 of the offering, and we have issued 219.64 of Series B Preferred Shares, Series B-1 Warrants for the purchase of up to 2,196,403 shares of Common Stock at $0.45 per share, and Series B-2 Warrants for the purchase of up to 1,464,269 shares of Common Stock at $0.60 per share.

Under the Agreements, we are initially required to reserve a number of shares of our Common Stock sufficient to effect the conversion of all the Series B Preferred Shares with waivers on the reserve requirement for the outstanding Series B Warrants. However, the Agreements requires us to obtain shareholder approval by October 31, 2006 for the filing of an amendment to our Certificate of Incorporation to increase the number of our authorized shares of Common Stock sufficient for us to reserve a number of shares of Common Stock equal to 120% of the number of shares necessary to effect the conversion of the Series B Preferred Shares and the exercise of the Series B Warrants.

In order for us to have a sufficient number of shares available to meet the requirements in the preferred stock financing, we would need to reserve at least 13,178,418 shares of our Common Stock. Although as of [October 31, 2006], we had available 31,161,249 shares of authorized and unissued Common Stock, we are required pursuant to contractual obligations with investors and other holders of outstanding options, warrants and convertible instruments, to reserve at least an additional 23,106,225 shares of our Common Stock, leaving approximately 8,055,024 shares of authorized and unissued Common Stock. Therefore, as of October 31, 2006, we needed to authorize at least 5,123,394 additional shares of Common Stock to meet our obligations under the Series B Agreements. As disclosed in our filings, the sale of our Series B Preferred Shares and Series B Warrants is a part of an offering to sell up to $6,000,000 of our Series B Preferred Shares to accredited investors only. Should we achieve a maximum offering, we would need to reserve an additional 38,036,000 shares of Common Stock, for a total of 46,091,024 shares.

Because we are in default of the reserve requirements of the Series B Agreements, we are obligated to pay the Investors penalty fees equal 1% of their initial investment amount per calendar month thereafter (and not exceed 10%) until the reserve requirement is met. Additionally, as we are currently in breach of the Registration Rights Agreements entered into with the Investors to register the shares reserved for conversion of the Series B Preferred Shares, we are also obligated to pay the Investors penalty fees equal to 2% of their initial investment amount for the first calendar month and 1% per month thereafter. Increasing the Company's authorized shares of Common Stock to meet the reserve requirement is a prerequisite to the Company filing a registration statement. Therefore, should the shareholders fail to approve this Proposal No. 2, the Company will continue to be responsible for paying the penalty fees. Additionally, we cannot preclude the possibility that the Company may be held liable to the Investors for additional penalties or damages resulting from a continuing default of the Series B Agreement.

The terms of the Series B Agreement allow for the Investors to convert the Series B Preferred Shares and accrued dividends into shares of Common Stock at a conversion rate of $0.30 per share of Common Stock (the "Conversion Price"). For so long as the Series B Preferred Shares are outstanding, if the Company subsequently sells Common Stock or securities convertible into Common Stock at lower purchase price then the Conversion Price, the Investors are entitled to have the Conversion Price adjusted downwards to match that of such subsequent sale. Additionally, with some exceptions, in the event the Company engages in a subsequent financing on terms more favorable than the terms governing the Series B Preferred Shares, then the Investors are entitled to exchange the Series B Preferred Shares, valued at the their investment amounts together with accrued but unpaid dividends (which dividend payments shall be payable, in cash or in the form of the new securities to be issued in the subsequent financing), for the securities issued in the subsequent financing.

PROMISSORY NOTES

In October and November 2006, in exchange for cash in the same amount, we issued $300,000 of secured promissory notes, the outstanding balance of which plus any accrued interest will automatically exchange at 110% of the value of the outstanding balance of principal and accrued interest into our next equity or equity based financing [with gross proceeds totaling at least $220,000]. The notes have maturities of one year and bear interest at 10% per annum. Should any such automatic exchange occur, additional authorized shares of Common Stock will be required.

CONTEMPLATED SERIES C PREFERRED STOCK FINANCING.

As the Company is in immediate need for operating capital, we are contemplating terminating our Series B Preferred Stock private placement and commencing a private placement to accredited investors up to 600 shares of a new series of preferred stock, Series C Preferred Stock, for a maximum offering amount of $6,000,000. We expect the Series C Preferred Stock to have substantially the same rights as the Series B Preferred Stock discussed above with the exception of a lower conversion price of $0.10 to reflect the recent decline in the traded market price of the Company's shares of Common Stock and voting rights, entitling the Series C Preferred Shares to vote together with the Common Stock as a single class on any matter put to a vote of the Common Stock, with each Series C Preferred Share entitled to 100,000 votes (which is equal to the amount of shares of Common Stock into which the preferred stock may be converted). Each share of Series C Preferred Share sold is expected to be accompanied with a 5-year warrant to purchase up to 50% of the number of shares of Common Stock into which the preferred stock would be converted at $0.25 per share. However, if circumstances require, we may need to further decrease the Conversion Price and the warrant exercise price for the contemplated Series C Preferred Stock financing. As the terms of the Series C Preferred Stock would be more favorable then those of the Series B, the Series B Investors would be entitled to have their Conversion Price adjusted to match that of the Series C. Additionally, many Series B Investors may elect to exchange their Series B stock for Series C stock pursuant to their rights under the Series B Agreement. Further, we expect a NASD broker to assist us in placing the Series C Preferred Stock with warrants for commissions equal to 10% of the monies raised. [NOTE: THIS PARAGRAPH TO BE UPDATED AS NECESSARY IN THE DEFINITIVE PROXY STATEMENT TO REFLECT STATUS OF PREFERRED C PRIVATE PLACEMENT]

OTHER USES OF ADDITIONAL AUTHORIZED SHARES

The additional authorized shares of common stock may be used to accommodate the conversion and/or exercise of other options, convertible notes, preferred stock and warrants, which we may issue or for possible future public offerings, private placements, acquisitions, stock dividends, and for other opportunities which may arise in the future. .

The additional shares of Common Stock would be available for issuance by action of the Board of Directors without the need for further action by shareholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed. Under applicable laws of the State of Delaware, shareholders of the Company have no pre-emptive rights with respect to the authorization or issuance of additional shares of the Company's capital stock.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Corporation's shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a shareholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a shareholder's investment could be adversely affected.

SUMMARY

Our Board of Directors believes that increasing the number of authorized Common Stock is in the best interests of our Company and its stockholders, because it will allow us to meet our contractual obligations. In addition, it would also make available additional shares of Common Stock for use in future offerings, as well as acquisitions, incentive stock programs and other corporate purposes. The available additional shares of Common Stock may be issued from time to time as our Board of Directors determines, without further action of the stockholders.

If Proposal No. 2 is approved, the increase in authorized shares will become effective upon the filing an Amendment to our Certificate of Incorporation with the Secretary of State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL NO. 2, WHICH WILL ALLOW US TO INCREASE OUR AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 500,000,000.

--------------------------------------------------------------------------------

     PROPOSAL NO. 3: AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO REMOVE
           UNIMPLEMENTED PROVISIONS RELATING TO BOARD CLASSIFICATION

--------------------------------------------------------------------------------

HiEnergy's Certificate of Incorporation and Bylaws provide for the Board of Directors to be divided into three classes, with staggered terms of office (the "Classification Provisions"). The Classification Provisions have never been implemented. Had they been implemented, Directors would serve for terms of three years each, with approximately one third of the Board being subject to reelection each year.

During the last quarter of Fiscal Year 2006, the Company underwent management changes leading to the election of a new CEO a new Chairman of the Board. During these management changes, our current management, on becoming aware of the unimplemented Classification Provisions, has determined that it is in the best interests of the Company to remove these provisions from or Bylaws and Certificate of Incorporation.

For as long as HiEnergy Technologies has been a public, reporting company, the Board has not been classified and Directors have been elected to serve until the next Annual Meeting of Shareholders. Additionally, in its Annual Reports and in other disclosures, the Company has always described its Directors as serving on a non-classified basis. Therefore, the implementation of the Classification Provisions at this time would be inequitable to shareholders as such implementation would be inconsistent with the actual historic practices of the Company as well as its public disclosures.

Our Board has approved an Amendment to the Certificate of Incorporation removing the Classification Provisions. Our Board has also approved the removal of the Classification Provisions from our Bylaws effective immediately on the removal of the Classification Provisions from our Certificate of Incorporation.

Should this Proposal No. 3 be approved by the Shareholders, Section 6.2 of the Certificate of Incorporation will be amended to read as follows:

      6.2   ELECTION AND TERM OF OFFICE.

            The Directors shall be elected at each annual meeting of the Stockholders, but if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of the Stockholders held for such purpose. Each Director shall hold office until the next annual (or, if applicable, special) meeting and until a successor has been duly elected and qualified.

Should Proposal No. 3 fail, the Company will be forced to implement the Classification Provisions. The Board of Directors has considered the relative merits of annually elected and classified boards. Classified boards promote stability by ensuring that a majority of directors will have had prior experience with, and in-depth knowledge of, the Company's business and industry. A classified board also helps protect the interests of stockholders by encouraging potential acquirers to enter into arms-length negotiations with the Board of Directors. Notwithstanding these important benefits, the Board of Directors recognizes that the election of directors is a primary means for stockholders to influence corporate governance and ensure that management is accountable to stockholders. The Board of Directors believes that providing the Company's stockholders with the opportunity annually to register their views on the performance of individual directors and the Board of Directors collectively will further the Company's goal of maintaining best practices in corporate governance.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL NO. 3, AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO REMOVE UNIMPLEMENTED PROVISIONS RELATING TO BOARD CLASSIFICATION.

--------------------------------------------------------------------------------

             PROPOSAL NO. 4: APPROVE THE HIENERGY TECHNOLOGIES, INC.
                            2006 STOCK INCENTIVE PLAN

--------------------------------------------------------------------------------

The Board of Directors has adopted the HiEnergy Technologies, Inc. 2006 Stock Incentive Plan (the "2006 Plan"), and joins with HiEnergy Technologies' management in asking for your support of this proposal. Competition for key employees is very intense, and HiEnergy Technologies needs to have competitive compensation programs, including equity-based awards. The 2006 Plan is integral to HiEnergy Technologies' compensation strategies and programs, and with stockholder approval of the Plan, HiEnergy Technologies expects to continue its efforts to expand the use of stock options.

All 2,000,000 of the shares available under the Company's 2003 stock option plan, have been issued or reserved for outstanding stock options. Therefore the 2006 Plan is necessary for the Company to continue to incentivize its employees, directors and consultants.

The 2006 Plan allows for the granting of stock options and restricted stock to key employees, directors and consultants. The stock options and restricted stock may be granted singly, in combination or in tandem. Stock options will be granted at an exercise price of not less than 100% of fair market value (as defined in the Plan) on the date of grant and it is expected that options will typically be granted for periods of 6 years or less. The Plan also permits the grant of awards of common stock, which may be subject to restrictions on transfer and/or forfeiture provisions.

If approved by stockholders, the Board has authorized for issuance under the 2006 Plan 10,000,000 shares of common stock, which is approximately 12% of HiEnergy Technologies' outstanding shares of common stock and preferred stock on October 31, 2006. The closing price of HiEnergy Technologies' common stock on the OTCBB that day was $0.13 per share.

For purposes of determining the number of shares of common stock issued under the 2006 Plan, no shares shall be deemed issued until they are actually delivered to a participant, or such other person in accordance with Section 5.7 of the 2006 Plan.

Shares covered by awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, or exchanged for other awards, shall be available for future issuance under the 2006 Plan. Further, shares tendered to or withheld by HiEnergy Technologies in connection with the exercise of stock options, or the payment of tax withholding on any award, shall also be available for future issuance under the 2006 Plan.

It is intended that the 2006 Plan will generally be administered by the Compensation Committee (or any successor committee) of the Board of Directors, which is constituted in compliance with the rules and regulations issued under the federal securities laws and the Internal Revenue Code. In administering the 2006 Plan, the Committee has the full power to select participants, to interpret the provisions of the 2006 Plan, to grant waivers of award restrictions, to continue or accelerate the exercisability, vesting or payment of an award and to adopt such rules, regulations and guidelines for carrying out the 2006 Plan as it may deem necessary or proper. The Committee may delegate certain of its duties, power and authority to officers of HiEnergy Technologies, pursuant to such conditions and limitations as the Committee may establish. The 2006 Plan may be amended by the Board, except that it may not be amended to increase the maximum number of shares that may be issued under the 2006 Plan (except for adjustments pursuant to Section 4.2 of the 2006 Plan) or to permit the granting of stock options or restricted stock with exercise or grant prices lower than those specified in Section 5.2 of the 2006 Plan, without stockholder approval.

Awards under the 2006 Plan may be made to directors, officers, employees and consultants of HiEnergy Technologies and to other individuals providing services to HiEnergy Technologies. Participants in the 2006 Plan will be recommended by management, and the Compensation Committee intends to review and act on all 2006 Plan grants and awards. HiEnergy Technologies currently has 15 directors, officers, employees and consultants eligible to receive awards under the 2006 Plan. As of September 19, 2003, options to purchase 615,000 shares were granted to employees under the 2006 Plan, no options were granted to current executive officers under the 2006 Plan, and options to purchase 198,000 shares were granted to directors under the 2006 Plan. For additional information on option grants to the named executive officers other than under the 2006 Plan, refer to the tables on page 12. The 2006 Plan has been designed to meet the requirements of section 162(m) of the Internal Revenue Code for stock options.

The foregoing summary of the terms and features of the 2006 Plan is qualified by reference to the 2006 Plan itself. The 2006 Plan is printed in its entirety as Appendix C and the federal income tax consequences of the issuance and exercise of options and restricted stock are summarized below.

FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material federal income tax consequences of awards under the HiEnergy Technologies, Inc. 2006 Stock Incentive Plan. HiEnergy Technologies has been advised by counsel that, in general, under the Internal Revenue Code as presently in effect, a Participant will not recognize any income for federal income tax purposes at the time an option is granted or a restricted stock award is made, nor will HiEnergy Technologies be entitled to a tax deduction at that time. However, when any part of an option is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock award is made, the federal income tax consequences may be summarized as follows:

1. In the case of an exercise of a stock option other than an option qualifying as an Incentive Stock Option under Section 422 of the IRS Tax Code ("ISO"), the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the option price.

2. In the case of an exercise of an option payable in restricted stock, or in the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the fair market value of the stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

3. In the case of ISOs, there is generally no tax liability at time the option is exercised. However, the excess of the fair market value of the stock on the exercise date over the option price is included in the optionee's income for purposes of the alternative minimum tax. If no disposition of the ISO stock is made before the later of one year from the date of exercise and two years from the date of grant, the optionee will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price. If the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount of gain realized on the disposition of the stock) over the option price, and the balance of any gain or any loss will be treated as capital gain or loss. In order for ISOs to be treated as described above, the Participant must remain employed by HiEnergy Technologies (or a subsidiary in which HiEnergy Technologies holds at least 50 percent of the voting power) from the ISO grant date until three months before the ISO is exercised. The three-month period is extended to one year if the Participant's employment terminates on account of disability. If the Participant does not meet the employment requirement, the option will be treated for federal income tax purposes as an option as described in paragraph 5 below. A Participant who exercises an ISO might also be subject to an alternative minimum tax.

4. Upon the exercise of a stock option other than an ISO, the award of stock, or the recognition of income on restricted stock, HiEnergy Technologies will generally be allowed an income tax deduction equal to the ordinary income recognized by the Participant. HiEnergy Technologies will not receive an income tax deduction as a result of the exercise of an ISO, provided that the ISO stock is held for the required period as described above.

5. Pursuant to section 162(m) of the Internal Revenue Code, HiEnergy Technologies may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the HiEnergy Technologies' chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. HiEnergy Technologies believes that compensation attributable to stock options and stock appreciation rights granted under the Plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit. The Plan also authorizes the grant of long-term performance incentive awards utilizing the performance criteria set forth in the Plan that may likewise be treated as qualified performance-based awards.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL NO. 4 - THE APPROVAL OF THE HIENERGY TECHNOLOGIES, INC. 2006 STOCK INCENTIVE PLAN.

--------------------------------------------------------------------------------

    PROPOSAL NO. 5: RATIFICATION OF THE SELECTION OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2007.

--------------------------------------------------------------------------------

Singer Lewak Greenbaum & Goldstein LLP has been our independent audit firm since February 2004, and the Board of Directors has selected Singer Lewak Greenbaum & Goldstein LLP has as our independent audit firm for the fiscal years ended April 30, 2005 and 2006.

A representative from Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

As a matter of good corporate governance, the Board of Directors has determined to submit its selection of independent audit firm to shareholders for ratification. If shareholders fail to ratify the appointment, the Board of Directors would reconsider this appointment, although it would not be required to select different independent public auditors. Even if the selection is ratified, the Board of Directors, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our shareholders.

During the fiscal year ended April 30, 2006, Singer Lewak Greenbaum & Goldstein LLP, in its capacity as our principal accoutant, invoiced HiEnergy Technologies the fees set forth below in connection with services rendered by it to HiEnergy Technologies.

AUDIT FEES

For the fiscal years ended April 30, 2006 and 2005, our principal accountant is expected to bill approximately $248,000 and billed $110,518 respectively, for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB filings.

AUDIT-RELATED FEES

There were no fees billed for services reasonably related to the performance of the audit or review of our financial statements outside of those fees disclosed above under "Audit Fees" for fiscal years 2006 and 2005.

TAX FEES

For the fiscal years ended April 30, 2006 and 2005, our principal accountant is expected to bill approximately $0 and has billed $0, respectively, for tax compliance, tax advice, and tax planning services.

ALL OTHER FEES

There were no fees billed for services by our principal accountant, other than those disclosed above.

PRE-APPROVAL POLICIES AND PROCEDURES

Prior to engaging our accountants to perform a particular service, our Board of Directors obtains an estimate for the service to be performed. The Board of Directors in accordance with our procedures approved all of the services described above.

THE  BOARD  OF  DIRECTORS   RECOMMENDS  YOU  VOTE  "FOR"  THE  PROPOSAL  NO.5  -
RATIFICATION OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FOR THE FISCAL YEAR ENDING APRIL 30, 2007.

--------------------------------------------------------------------------------

        PROPOSAL NO. 6: OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

--------------------------------------------------------------------------------

If you are granted a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters not described herein that properly come before the meeting, or any adjournment or postponement of the meeting. This discretionary authority is limited by SEC rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if any of our nominees is not available to serve as a director. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board. At the time this document went to press, we knew of no other matters that might be presented for shareholder action at our 2006 Annual Meeting of Stockholders.

                            PROPOSALS OF STOCKHOLDERS

A stockholder proposal is a stockholder's recommendation or requirement that HiEnergy Technologies and/or its Board of Directors take certain action, which the stockholder intends to present at a meeting of HiEnergy Technologies' stockholders. The proposal should state as clearly as possible the course of action that the stockholder believes HiEnergy Technologies should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

Proposals received from stockholders are given careful consideration by HiEnergy Technologies in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2007 Annual Meeting of Stockholders if they are received by HiEnergy Technologies on or before August 31, 2007. Any stockholder proposal should be directed to the attention of the Secretary of HiEnergy Technologies, at 1601B Alton Parkway, Irvine, California 92606.

In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by HiEnergy Technologies on or prior to November 1, 2007. HiEnergy Technologies will have discretionary authority with respect to stockholder proposals submitted for consideration at the 2007 Annual Meeting of Stockholders that are not "timely" within the meaning of Rule 14a-4(c). HiEnergy Technologies reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             ADDITIONAL INFORMATION

Stockholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates to: American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038. American Stock Transfer & Trust Company may also be reached by telephone at 800.937.5449.

                                  OTHER MATTERS

HiEnergy Technologies knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                                        By Order of the Board of Directors


                                        ---------------------------------
                                        Roger W.A. Spillmann
                                        President & CEO
                                        Irvine, California
                                        [___________, 2006]

                               INDEX TO APPENDICES

Appendix      Description
--------      ------------------------------------------------------------------

  A           Audit Committee Charter

  B           Compensation Committee Charter

  C           HiEnergy Technologies, Inc. 2006 Stock Incentive Plan

  D           Annual Report on Form 10-KSB for Fiscal Year Ended April 30, 2006

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                                   APPENDIX A

               AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                           HIENERGY TECHNOLOGIES, INC.

Composition and Membership

      The Audit Committee (the "Committee") shall be comprised of one or more directors as determined by the Board of Directors (the "Board") in accordance with the following criteria. Committee members shall be appointed and replaced by the Board after consulting with, or on recommendation of, the
Nominating/Corporate Governance Committee. If a Committee Chairman is not designated or present at a meeting, the members of the Committee may designate a Committee Chairman for such meeting by majority vote of the Committee membership present at the meeting. Committee members shall be "independent" within the meaning of the Rules of NASDAQ ("NASDAQ") and U.S. federal law and regulations.

      All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise which shall include an understanding of generally accepted accounting principles and financial statements, experience in preparing, auditing analyzing or evaluating financial statements, experience with internal auditing controls and an understanding of audit committee functions. A related Questionnaire is attached as Supplement 1 hereto.

      The Company shall provide the Committee with such funding as the Committee decides in good faith is adequate for the engagement and retention of the Company's independent auditors and any advisors employed by the Committee, as well as for the performance of the Committee's other functions as detailed in this Charter.

General Functions

      The Committee shall have and may exercise on behalf of the Board with respect to assisting in the oversight of the following, subject, however, to other limitations of authority listed below under Article VI or as specified by the Board from time to time:

      A.    the integrity of the Company's financial statements;

      B.    the Company's compliance with legal and regulatory requirements;

      C.    the independent auditor's qualifications and independence;

      D. the performance of the Company's internal audit function and of its independent auditors; and

      E. the preparation of the Committee Report for inclusion in the Company's Annual Proxy Statement.

      The Committee's primary duties and responsibilities are:

      A.    to monitor the  integrity  of the  Company's  financial  statements,
            financial  reporting  process,   internal  auditing  department  and
            systems of internal controls regarding finance and accounting;

      B. to exercise sole authority to retain and terminate, and to monitor the qualifications, independence and performance of, the Company's independent auditors; and

      C.    to  provide  an  avenue  of  communication   among  the  independent
            auditors, management, the internal auditing department, and the Board.

      The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Company's independent auditors as well as to anyone else in the Company. The Committee has the authority to retain and to obtain the advice of, at the Company's expense, such legal, accounting or other consultants or experts as it deems necessary in the performance of its duties, which experts need not be the same as are regularly retained by the Company to perform such functions.

Procedures and Meetings

      The Committee shall meet at least five times annually, or more frequently as circumstances require. The Committee Chairman shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date. Every notice or facsimile or copy thereof that may be given by the Committee to its members or other Board members electronically, whether by telephone, email, telegram, fax, or otherwise, shall be deemed as effectively given as a written notice with an original signature.

      The Committee should meet privately and separately in executive session at least quarterly with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed including the Company's financial statements and significant findings based upon the auditors' limited review procedures.

      A majority of the then-acting members of the Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Chairman shall preside, when present, at all meetings of the Committee. The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Committee.

      The Committee is empowered to adopt its own rules of procedure which shall not be inconsistent with the Bylaws of the Company or resolutions of the Board. The Committee may set a schedule for regular monthly meetings and special meetings as the Chairman or Committee may deem necessary.

      The President, the Chairman of the Board and the Chairman of any other committee of the Board, if not otherwise attending as a member of the Committee, may attend open sessions of meetings of the Committee, as determined by the Committee Chairman, and non-members shall have no voting rights in such Committee meetings.

      A Committee Secretary may be appointed by the Board or, absent such appointment, by the Committee; and such Committee Secretary may attend meetings of the Committee in the discretion of the Committee Chairman and may perform such administrative tasks on behalf of the Committee as may be delegated to such Committee Secretary by the Committee Chairman, including the development of Committee meeting agendas, preparation of Committee minutes and distribution of such minutes to the Committee and the Board. The Committee Secretary need not be a member of the Committee, and appointment to such post shall not serve to make the individual a member of the Committee, or grant a right to vote in Committee actions to the individual, or make the individual an executive officer of the Company. The post of Committee Secretary shall be a subordinate officer under the Bylaws.

      The Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Committee.

Communication with Management

      It shall  be the  responsibility  of the  Committee  Chairman  to keep the
President  and/or  the  Board  informed   promptly  of  the   deliberations  and
conclusions of the Committee to the extent appropriate.

      The Committee will review any disclosures by the Company's officers during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      The Committee shall obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its foreign subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company's Business Conduct, Compliance and Conflict of Interest Policy.

      The Committee shall review reports and disclosures of insider and affiliated party transactions.

      The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Business Conduct, Compliance and Conflict of Interest Policy.

Minutes and Reports

      Minutes of each Committee meeting shall be kept and, promptly after being finalized and executed by the Committee Chairman and Committee Secretary, distributed to each member of the Board and to the Corporate Secretary. This provision shall not require distribution of preliminary drafts or information given consideration by the Committee unless included in the final minutes. The Chairman of the Committee shall report at each meeting of the Board on any actions taken by the Committee subsequent to the most recent meeting of the Board and, if deemed necessary or advisable, to seek the approval and/or ratification of the full Board to such actions taken by the Committee.

Authority and Responsibilities

      Subject to limitations set forth in Article II above, the Committee shall:

      Review Procedures

            Review and reassess the adequacy of this Charter at least annually. Submit the Charter with any recommended changes to the Board for approval and have the then-current document published in accordance with Securities and Exchange Commission ("SEC") regulations and the rules of NASDAQ.

            Review the Company's annual audited financial statements prior to release. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. Recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

            Require an annual report by the independent auditors describing the independent auditors' internal quality control procedures, and any material issues raised with respect thereto by any internal review, peer review or external investigation thereof.

            In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls and review and discuss the critical accounting practices and policies. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings and analyses prepared by the independent auditors and the internal auditing department together with management's responses.

            Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item B.5 below). The Committee Chairman may represent the entire Audit Committee for purposes of this review.

      Independent Auditors

            The Committee shall have sole authority to hire or terminate auditors. The independent auditors shall be directly accountable to the Committee and indirectly accountable to the Board through the Committee. The Committee shall review the independence and performance of the auditors and annually approve the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The Committee shall have the sole authority to terminate the engagement of the Company's independent auditors; provided, however, the Committee shall discontinue the Company's engagement of the independent auditors with respect to any independent audit if the Company's chief executive officer, chief financial officer, controller, chief accounting officer or person serving in an equivalent position was employed by the auditor and participated in any capacity in auditing of the Company during the one year period prior to initiating such independent audit.

            The Committee shall have the sole authority to approve the fees and other significant compensation to be paid to the independent auditors, and to approve any significant non-audit engagement. Such approval shall be delivered prior to the related services being performed.

            On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have or are proposed to have with the Company to determine whether those relationships could impair the auditors' independence.

            Review the independent auditors' audit plan, including scope, staffing, locations, reliance upon management, internal audit and general audit approach and the content of all audit-related services.

            The Committee shall discuss, both internally and with the Company's independent auditors, any earnings information or any financial information or earnings guidance provided to analysts and rating agencies prior to the release of the information. In that connection, the Committee shall discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

            Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

            At least every five years, require the rotation of the independent auditor's lead audit partner and reviewing audit partner, and consider the costs and benefits of switching to another firm of independent auditors.

            Review, on an ongoing basis, compliance with the statutory ban on the independent auditors' provision of non-audit services, except for the provision of tax advice and services pre-approved by the Committee.

            Review analyses prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the selection, application and disclosure of critical accounting policies and analyses of the effect of alternative financial and accounting assumptions, estimates or methods on the Company's financial statements.

            Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated or, if implicated, the ramifications thereof and the remedial action required.

            Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any complaints or published reports which raise material issues regarding the Company's financial statements, accounting policies or audit procedures.

      Internal Audit Department (Optional)

      Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

      Review the appointment, performance and replacement of the senior internal audit executive.

      Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

      On at least an annual basis, review with the Company's counsel and Compliance Committee of the Board of Directors, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      Outside Advisors

      The Committee shall have the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines necessary apart from counsel or advisors hired by management, especially when potential conflicts of interest with management may be apparent.

      Monitoring and Public Reporting Responsibilities

      Causing to be maintained an anonymous hotline for reporting violations of law or Company policy to the Committee.

      Reporting on behalf of the Company to the SEC any information the Committee believes that the Company has a duty to so disclose and has not disclosed theretofore.

Limits of Duties

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations plan or to conduct audits. These are the respective responsibilities of management and the independent auditor.

                                   APPENDIX B

                         COMPENSATION COMMITTEE CHARTER

                                   APPENDIX B

                      CHARTER OF THE COMPENSATION COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                           HIENERGY TECHNOLOGIES, INC.

I.    Composition and Membership

      The Compensation Committee (the "Committee") will be comprised of one or more members of the Board of Directors (the "Board") of HiEnergy Technologies, Inc. (the "Company") and shall be appointed for such term or terms as the Board may determine and may be replaced by the Board, at its discretion. One of the Committee members shall be appointed Chairman of the Committee by the Board or, absent such appointment, by majority vote of the Committee members present at the meeting. All Committee members shall be "independent" to the extent required by U.S. Federal Law or applicable regulations and within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934 and
Section 162(m) of the Internal Revenue Code.

II.   General Functions

      The Committee shall have and may exercise on behalf of the Board the following powers, subject, however, to other limitations of authority listed below under Article VI or as specified by the Board from time to time:

      A.    Approval of all  compensation  arrangements  relating  to  Executive
            Officers.

      B. Make recommendations to the Board with respect to the Company's incentive compensation plans and equity based compensation plans and all compensation arrangements of the Board and Board committee members.

      C. Assure that the Company's compensation policies are designed to allow the Company to recruit and retain superior talent and create a direct relationship between pay and benefit levels and performance.

      D. Assure that the compensation payable to the Company's executives provides overall competitive pay and benefit levels, creates proper incentives to enhance the value of the Company and rewards superior performance.

      E. Produce an annual report on executive compensation for inclusion in the Company's proxy statement.

III.  Procedures and Meetings

      The Committee shall meet at least four times annually, or more frequently as circumstances require. The Committee Chairman shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date. Every notice or facsimile or copy thereof that may be given by the Committee to its members or other Board members electronically, whether by telephone, email, telegram, fax, or otherwise, shall be deemed as effectively given as a written notice with an original signature.

      A majority of the then-acting members of the Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Chairman shall preside, when present, at all meetings of the Committee.

      The Committee is empowered to adopt its own rules of procedure which shall not be inconsistent with the Bylaws of the Company or resolutions of the Board. The Committee may set a schedule for regular meetings and special meetings as the Chairman or Committee may deem necessary.

      The President, the Chairman of the Board and the Chairman of any other committee of the Board, if not otherwise attending as a member of the Committee, may attend open sessions of meetings of the Committee, as determined by the Committee Chairman, and non-members shall have no voting rights in such Committee meetings.

      A Committee Secretary may be appointed by the Board or, absent such appointment, by the Committee; and such Committee Secretary may attend meetings of the Committee in the discretion of the Committee Chairman and may perform such administrative tasks on behalf of the Committee as may be delegated to such Committee Secretary by the Committee Chairman, including the development of Committee meeting agendas, preparation of Committee minutes and distribution of such minutes to the Committee and the Board. The Committee Secretary need not be a member of the Committee, and appointment to such post shall not serve to make the individual a member of the Committee, or grant a right to vote in Committee actions to the individual, or make the individual an executive officer of the Company. The post of Committee Secretary shall be a subordinate officer under the Bylaws.

      The Committee may meet by telephone or video conference and may take action by unanimous written consent. On all procedural matters not specifically addressed in this Charter, the provisions of the Bylaws of the Company relating to actions by the Board shall apply to the Committee.

IV.   Communication with Management

      It shall  be the  responsibility  of the  Committee  Chairman  to keep the
President  and/or  the  Board  informed   promptly  of  the   deliberations  and
conclusions of the Committee to the extent appropriate.

V.    Minutes and Reports

      Minutes of each Committee meeting shall be kept and, promptly after being finalized and executed by the Committee Chairman and Committee Secretary, distributed to each member of the Board and to the Corporate Secretary. This provision shall not require distribution of preliminary drafts or information given consideration by the Committee unless included in the final minutes. The Chairman of the Committee shall report at each meeting of the Board on any actions taken by the Committee subsequent to the most recent meeting of the Board and, if deemed necessary or advisable, to seek the approval and/or ratification of the full Board to such actions taken by the Committee.

VI.   Authority and Responsibilities.

      A. Compensation Policies. Review, evaluate and make recommendations to the Board with respect to management's proposals regarding the Company's overall compensation policies.

      B. Chief Executive Officer ("CEO") Compensation and Goals. Consider and approve goals and objectives relevant to the CEO's compensation, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation level (including, but not limited to, salary, long and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans, change in control or other severance plans, as the Committee deems appropriate) based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company's CEO in past years.

      C. Executive Officers. Consider and approve or make recommendations to the Board regarding the remuneration arrangements for other executive officers and establish, review and approve compensation plans in which any executive officer is eligible to participate. Such remuneration arrangements can include long and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans, change in control or other severance plans, as the Committee deems appropriate.

      D. Other Senior Officers and Key Employees. Receive from the CEO and his staff the performance target goals for the senior officers and key employees and evaluate those targets. Receive and review periodic reports from the CEO as to the performance and compensation of such senior officers and key employees.

      E. Incentive Compensation Plans. Make recommendations to the Board with respect to the Company's incentive compensation plans and equity based compensation plans.

      F. Option Grants. Consider or approve or make recommendations to the Board concerning stock option grants to key employees, officers and consultants of the Company. Make recommendations to the Board concerning stock option grants to directors of the Company. Determine and approve the number of shares to be covered by each option, whether the option will be an incentive stock option or a non-qualified stock option, the vesting schedules and the type of consideration to be paid to the Company upon exercise and other terms, all consistent with the terms and conditions of the relevant plan and act as administrator of such plans.

      G. Overall Review of Plans. Except as otherwise determined by the Board, review all compensation plans of the Company in light of Company and plan objectives, needs, current benefit levels and legal requirements.

      H. Board. Evaluate and make recommendations to the Board concerning the compensation for the Board and committee members taking into consideration similar incentive awards at comparable companies.

      I. Investigations. Investigate any matter brought to its attention within the scope of its duties with the power to retain outside counsel or compensation consultants, for this purpose if in its judgment that is appropriate.

      J. Annual Report. Produce and sign an annual report on executive compensation for inclusion in the Company's proxy statement.

      The Committee may not undertake actions specifically reserved by law or in the Bylaws, to the Board itself, or if such actions are specifically prohibited from being delegated to a committee. The actions of the Committee shall be immediately effective to the full extent authorized by the Board and as permitted under the General Corporation Law of Delaware and the Bylaws of the Company.

                                   APPENDIX C

                           HIENERGY TECHNOLOGIES, INC.
                            2006 STOCK INCENTIVE PLAN

                           HiEnergy Technologies, Inc.
                            2006 STOCK INCENTIVE PLAN

This 2006 STOCK INCENTIVE PLAN (the "Plan") is hereby established by HIENERGY TECHNOLOGIES, INC., a Delaware corporation (the "Company"), as adopted by its Board of Directors as of ________________, 2006 (the "Effective Date").

1. PURPOSES OF THE PLAN.

The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

2. DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1. Administrator.

"Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2. Affiliated Company.

"Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3. Board.

"Board" means the Board of Directors of the Company.

2.4. Change in Control.

"Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

2.5. Code.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.6. Committee.

"Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

2.7. Common Stock.

"Common Stock" means the Common Stock, par value $0.001 per share, of the Company, subject to adjustment pursuant to Section 4.2 hereof.

2.8. Continuous Service.

"Continuous Service" shall mean--

      (a) employment by either the Company or any parent or subsidiary corporation of the Company, or by a corporation or a parent or subsidiary of a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable,

      (b) service as a member of the Board of Directors of the Company until Participant resigns, is removed from office, or Participant's term of office expires and he or she is not reelected, or

      (c) so long as Participant is engaged as a consultant or service provider to the Company or any corporation referred to in clause (a) above, or

      (d) so long as Participant is granted and continues to hold the status of a "friend of the Company" pursuant to action by the Administrator or the Board.

2.9. Disability.

"Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.10. Effective Date.

"Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.11. Exercise Price.

"Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

2.12. Fair Market Value.

"Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

      (a) If the Common Stock is then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation as so reported by the principal system or exchange on which the Common Stock is traded, or, if no closing sale price is reported on such day, then the Fair Market Value shall be the closing sale price of the Common Stock as so reported on the next preceding day on which a closing sale price is reported.

      (b) If the Common Stock is not then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the reported closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

      (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.13. Hostile Takeover.

"Hostile Takeover" shall mean either of the following events effecting a change in control or ownership of the Company:

      (a) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept, or

      (b)   a change in the composition of the Board over a period of thirty-six
            (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

2.14. Incentive Option.

"Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

2.15. NASD Dealer.

"NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.16. Nonqualified Option.

"Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.17. Offeree.

"Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

2.18. Option.

"Option" means any option to purchase Common Stock granted pursuant to the Plan.

2.19. Option Agreement.

"Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.20. Optionee.

"Optionee" means a Participant who holds an Option.

2.21. Participant.

"Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

2.22. Purchase Price.

"Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

2.23. Restricted Stock.

"Restricted Stock" means shares of Common Stock issued, subject to any restrictions and conditions as are established, pursuant to Section 6.

2.24. Restricted Stock Purchase Agreement.

"Restricted Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

2.25. Right to Purchase.

"Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to Section 6 hereof.

2.26. Service Provider.

"Service Provider" means a consultant or other person or entity who provides advice or other services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

2.27. 10% Shareholder.

"10% Shareholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

2.28. Vest.

The terms "vest" and "vested" shall mean (a) with respect to an Option, the Option becoming exercisable with respect to one or more shares of Common Stock pursuant to the terms of the applicable Option Agreement, or (b) with respect to shares of Restricted Stock or shares of Common Stock acquired upon exercise of an Option, the shares becoming no longer subject to a right of the Company to repurchase the shares for less than Fair Market Value pursuant to the terms of the applicable Restricted Stock Purchase Agreement or Option Agreement.

3. ELIGIBILITY.

3.1. Incentive Options.

Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2. Nonqualified Options and Rights to Purchase.

Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

3.3. Limitation on Shares.

In no event shall any Participant be granted Options or Rights to Purchase in any one calendar year pursuant to which more than 1,000,000 shares of Common Stock may be acquired.

4. PLAN SHARES.

4.1. Shares Subject to the Plan.

A total of 10,000,000 shares of Common Stock may be issued under the Plan (and any sub-plan or other plan whose reserved shares are at a future date taken from the reserve under this plan, aggregately), subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that

      (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or

      (b) any shares of Common Stock are reacquired by the Company pursuant to an Option Agreement or Restricted Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

4.2. Changes in Capital Structure.

If the then outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Restricted Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

5. OPTIONS.

5.1. Option Agreement.

Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2. Exercise Price.

The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following:

      (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted,

      (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted (or 100% as to a Nonqualified Option granted to a 10% Holder"), and

      (c) if the person to whom an Incentive Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

5.3. Payment of Exercise Price.

Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by--

      (a)   cash;

      (b) check (considered payment only when honored by the bank against which it is drawn upon first presentment);

      (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;

      (d) the Optionee's promissory note in a form and on terms acceptable to the Administrator;

      (e)   the cancellation of indebtedness of the Company to the Optionee;

      (f) the waiver of compensation due or accrued to the Optionee for services rendered;

      (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company;

      (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or

      (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

5.4. Term and Termination of Options.

The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5. Vesting and Exercise of Options.

Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator and set forth in an Option Agreement; provided, however that Options granted to employees who are not officers, directors or Service Providers shall vest and become exercisable in installments at a minimum rate of 20% per year over a period of five (5) years from the date the Option is granted.

5.6. Annual Limit on Incentive Options.

To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000. To the extent such dollar limitation is exceeded, the excess portion of such Option shall be exercisable as a Nonqualified Option under the Federal tax laws.

5.7. Limited Transferability.

No Incentive Option or Nonqualified Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee. Notwithstanding the foregoing, shares purchased upon exercise of Options may be transferred or assigned in whole or in part during the Optionee's lifetime, provided that the transferee agrees to be bound by the same transfer restrictions applicable to the Participant, either (a) in connection with the Optionee's estate plan to one or more members of the Optionee's immediate family, including any parent, descendant, spouse, brother, sister, grandparent, grandchild, dependent, or member of their immediate families, or to a trust established exclusively for one or more such persons, or (b) in a transfer described in Section 1041(a) of the Code between spouses or incident to divorce. The terms applicable to the assigned portion of the shares shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. In the event that applicable tax law and Section 25102(o) of the California Corporate Securities Law of 1968 permit transferability of Options in any particular case, then with the consent of the Administrator in such case, an Option may be transferred consistent with restrictions under law and subject to any terms or restrictions imposed by the Administrator.

5.8. No Rights as Shareholder.

An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

5.9. Company's Repurchase Rights.

In the event of termination of a Participant's Continuous Service for any reason whatsoever (including death or disability), the Option Agreement may provide, in the discretion of the Administrator or upon events specified in the discretion of the Administrator, that the Company, or its assignee, shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to the exercise of an Option at any time, at any price, and on any terms as set forth in the Option Agreement evidencing such Options.

5.10. Other Restrictions on Underlying Shares of Common Stock.

Shares of Common Stock issued pursuant to the exercise of an Option may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Option Agreement.

6. RIGHTS TO PURCHASE.

6.1. Nature of Right to Purchase.

A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, Continuous Service or the achievement of specified performance goals or objectives. The Administrator shall have the discretion to grant options, or amend outstanding options, such that the unvested portion of options is exercisable for Restricted Stock.

6.2. Acceptance of Right to Purchase.

An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Restricted Stock Purchase Agreement. Each Restricted Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Restricted Stock Purchase Agreement may be different from each other Restricted Stock Purchase Agreement.

6.3. Payment of Purchase Price.

Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by--

      (a)   cash;

      (b) check (considered payment only when honored by the bank against which it is drawn upon first presentment);

      (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;

      (d) the Offeree's promissory note in a form and on terms acceptable to the Administrator;

      (e)   the cancellation of indebtedness of the Company to the Offeree;

      (f) the waiver of compensation due or accrued to the Offeree for services rendered; or

      (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

6.4. Rights as a Shareholder.

Upon complying with the provisions of Section 6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Restricted Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Restricted Stock Purchase Agreement until such shares have vested.

6.5. Restrictions.

Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Restricted Stock Purchase Agreement or by the Administrator. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator or upon events specified in the discretion of the Administrator, to repurchase

      (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and

      (ii) at Fair Market Value (or at the original Purchase Price in specified events), any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Restricted Stock Purchase Agreement;

provided that, for Restricted Stock granted to employees who are not officers, directors or Service Providers, the Company's Repurchase Right at the original purchase price lapses at a minimum rate of 20% per year over a period of five
(5) years from the date the Right to Purchase was granted.

6.6. Vesting of Restricted Stock.

Each Restricted Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest, as may be established in the discretion of the Administrator.

6.7. Dividends.

If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

6.8. Limited Assignability of Rights.

No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution. Restricted Stock may, in connection with the Participant's estate plan, be assigned in whole or in part during the Participant's lifetime to one or more members of the Participant's immediate family, , including any parent, descendant, spouse, brother, sister, grandparent, grandchild, dependent, or member of their immediate families, or to a trust established exclusively for one or more such persons, or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the Restricted Stock immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. In the event that applicable tax law and Section 25102(o) of the California Corporate Securities Law of 1968 permit transferability of Restricted Stock in any other particular case, then with the consent of the Administrator in such case, Restricted Stock may be transferred consistent with restrictions under law and subject to any terms or restrictions imposed by the Administrator.

7. ADMINISTRATION OF THE PLAN.

7.1. Administrator.

Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

7.2. Powers of the Administrator.

In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by applicable law, the Administrator shall have full power and authority, at any time and from time to time, in any or each particular instance or circumstance, as to each Option Agreement or Restricted Stock Purchase Agreement, Optionee or Purchaser, independently of any other or others, as determined in any or each instance in the sole and absolute discretion of the Administrator:

      (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof;

      (b)   to interpret the Plan;

      (c) to create, amend or rescind rules and regulations relating to the Plan;

      (d) to determine the terms, conditions and restrictions contained in, and the form of, any or all Option Agreements and Restricted Stock Purchase Agreements;

      (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan;

      (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Restricted Stock Purchase Agreement;

      (g) to extend the exercise date or any relevant date of any Option or acceptance date or other relevant date of any Right to Purchase, or to waive any other right of the Company to insist on prompt performance;

      (h) to provide for any rights of first refusal and/or any repurchase rights and the terms, provisions and conditions thereof, if any, and their performance, waiver, modification or termination, or any of the above in combination; (i) to effect, with the consent of the affected Participant or pursuant to the terms of the Plan, the cancellation of any or all outstanding Options and to grant, in respect of any or all thereof in substitution, new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value on the new grant date with any or all adjustments thereto, in either case in any such manner as the Adminstrator deems to be reasonable, equitable , appropriate or advisable;

      (i) to amend any outstanding Option Agreements and any outstanding Restricted Stock Purchase Agreements, and by way of example but not limitation to provide for, among other things, any change or modification to a provision thereof which the Administrator could have provided for upon the grant of an Option or Right to Purchase or upon the issuance of Restricted Stock or could have otherwise done in furtherance of the powers or discretion provided for herein; and

      (j) to make all other determinations and take all other actions, or refrain therefrom, as considered necessary or advisable for the administration of the Plan, or the performance of its terms in the name of the Company or its successors, but only to the extent not contrary to the express provisions of the Plan, in the sole and absolute discretion of the Administrator.

Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. Notwithstanding anything to the contrary, the Administrator's discretion under this Plan extends to and includes the authorization to deal with any one or more individual Option Agreements or individual Restricted Stock Purchase Agreements independently of any or all others then outstanding under the Plan in the discretion of the Administrator, and such authority and discretion are not intended to be limited by, and there is no actual or implied requirement of, consistency among various Option Agreements or Restricted Stock Purchase Agreements, respectively, under any circumstances.

7.3. Limitation on Liability.

No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.

8. MERGERS AND OTHER REORGANIZATIONS.

8.1. Mergers and Other Reorganizations.

An Option Agreement or Restricted Stock Purchase Agreement may make provision for what, if anything, shall happen in the event that the Company at any time proposes to enter into any transaction approved by the Board to dissolve, liquidate, sell substantially all of its assets, merge or consolidate, acquire property or shares, separate or reorganize, with any other entity or entities, corporate or otherwise, as a result of which either the Company is not the surviving corporation or the Company is the surviving corporation. The Plan and outstanding Options, Rights of Purchase, and Restricted Stock shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8.2. Change in Control.

An Option Agreement or Restricted Stock Purchase Agreement may make provision for what, if anything, shall happen to the terms of any or every outstanding Option Agreement or Restricted Stock Purchase Agreement in the event that the Company at any time proposes to enter into any transaction that results in a Change of Control.

8.3. Hostile Takeover.

The Administrator shall have the discretionary authority to structure Option Agreements and Restricted Stock Purchase Agreements such that the Company's Repurchase Rights shall terminate and such shares shall vest automatically upon the consummation of a Hostile Take-Over, to condition the automatic acceleration of one or more Options and the termination of one or more of the Company's Repurchase Rights under Restricted Stock Purchase Agreements upon the involuntary termination of the Participant's Continuous Service within a designated period (not to exceed eighteen (18) months) following the effective date of a Hostile Take-Over, and to make provision that each Option so accelerated shall remain exercisable for fully-vested shares until a date not later than the expiration of the option term.

9. AMENDMENT AND TERMINATION OF THE PLAN.

9.1. Amendments.

The Board shall have full power and authority (subject to certain amendments requiring shareholder approval pursuant to applicable laws or regulations) from time to time to alter, amend, suspend or terminate the Plan in any or all respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Restricted Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

9.2. Plan Termination.

Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Restricted Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

10. CANCELLATION & RESCISSION

10.1. Non-Competition.

Unless a particular Option Agreement or a particular Restricted Stock Purchase Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any Options or Common Stock at any time if the Participant engages in any "Adverse Activity." For purposes of this
Section 10, "Adverse Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company;
(iii) the failure or refusal to disclose promptly and to assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company; (iv) activity that results in termination of Participant's Continuous Service for "cause," defined here to mean those acts identified in
Section 2924 of the California Labor Code; (v) any material violation of any terms or provisions of this Agreement; or (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company.

10.2 Agreement Upon Exercise.

In the event a Participant fails to comply with the provisions of paragraphs
(i)-(vi) of Section 10.1 prior to, or during the six (6) months after, any exercise pursuant to an Option Agreement or a purchase pursuant to a Restricted Stock Purchase Agreement, such exercise or purchase may be rescinded at the Company's sole election within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the disposition of Options or Common Stock acquired pursuant to such exercise or purchase, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

11. TAX WITHHOLDING.

The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable U.S. federal, state, or local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. The Company's obligation to deliver shares of Common Stock upon the exercise of Options or the issuance or vesting of Common Stock under the Plan shall be subject to the satisfaction of all applicable U.S. federal, state and local income and employment tax withholding requirements. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by--

      (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or

      (b) delivering to the Company shares of Common Stock owned by the Participant.

      The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. MISCELLANEOUS.

12.1. Benefits Not Alienable.

Other than as provided above, benefits under the Plan may not be transferred, assigned or alienated, whether voluntarily or involuntarily or by operation of law. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be void and without force or effect whatsoever.

12.2. No Creation or Enlargement of Participant's Rights to Continue in any Capacity.

This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant for, or to be consideration for, or an inducement to, or a condition of, the continuation of any Participant's services to the Company in any capacity. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained in the service of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company (which rights are hereby expressly reserved by each) to discharge or discontinue the services of any Participant at any time for any reason, with or without cause.

12.3. Application of Funds.

The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.4. Annual and Other Periodic Reports.

The Company shall make available to Participants or cause to be made available to Participants, either electronically or in the form of paper copies, all annual and other periodic financial and informational reports that the Company distributes generally to its shareholders, except if Participants are key employees with duties that assure the equivalent access to information.

12.5. Action to Enforce In the event that a Participant brings an action to enforce the terms of the Plan or any Option Agreement or Restricted Stock Purchase Agreement and the Company prevails, the Participant shall pay all costs and expenses incurred by the Company in connection with that action, including reasonable attorney's fees and costs, including reasonable attorney's fees and costs incurred by the Company in connection with collection.

12.6. Severability and Interpretation

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Option Agreement or Restricted Stock Purchase Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Administrator, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

12.7. Governing Law

The Plan and each Option Agreement or Restricted Stock Purchase Agreement shall be governed by the laws of the State of California, excluding any conflicts of law or choice of law rule or principle that might otherwise refer construction and interpretation of the plan and such agreements to the substantive law of another jurisdiction. Unless otherwise provided in the Option Agreement or Restricted Stock Purchase Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of federal or state courts of Orange County, California, to resolve any and all issues that may arise out of or relate to the Plan or any Option Agreement or Restricted Stock Purchase Agreement.

12.8. Effective Date

The Plan shall become effective on the Effective Date.

Option No.

                           HiEnergy Technologies, Inc.
                             STOCK OPTION AGREEMENT

           Type of Option (check one): |_| Incentive |_| Nonqualified

This Stock Option Agreement (the "Agreement") is entered into as of ___________, by and between HiEnergy Technologies, Inc., a Delaware corporation (the "Company") and ___________ (the "Optionee") pursuant to the Company's 2006 Stock Incentive Plan (the "Plan").

1. Grant of Option.

The Company hereby grants to Optionee an option (the "Option") to purchase all or any portion of a total of (___________) shares (the "Shares") of the Common Stock of the Company at a purchase price of ___________ (___________) per share (the "Exercise Price"), subject to the terms and conditions set forth herein and the provisions of the Plan. If the box marked "Incentive" above is checked, then this Option is intended to qualify as an "incentive stock option" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If this Option fails in whole or in part to qualify as an incentive stock option, or if the box marked "Nonqualified" is checked, then this Option shall to that extent constitute a nonqualified stock option.

2. Vesting of Option.

2.1. Vesting Schedule.

The right to exercise this Option shall vest in installments, and this Option shall be exercisable from time to time in whole or in part as to any vested installment. Vesting will be measured from ___________ (the "Vesting Measurement Date"). No additional Shares shall vest after the date of termination of Optionee's "Continuous Service" (the "Service Termination Date"). As used herein, the term "Continuous Service" has the meaning given in the Plan. Except as may otherwise be provided in this Agreement, the vesting schedule is as follows:

On or After: ........................................................   Option Exercisable As To:
-----------                                                             ------------------------
First anniversary of Vesting Measurement Date: ............................   ____% of the Shares

Last day of each calendar month after such first anniversary ..............   ____% of the Shares

The vesting schedule of this Option would result, assuming the Service Termination Date shall not have theretofore occurred, in this Option being exercisable as to One Hundred Percent (100%) of the Shares covered by this Option at the end of the calendar month in which the _______ anniversary of the Vesting Measurement Date falls.

2.2. Change in Control.

In the event of a Change in Control (as defined in the Plan), the Administrator in its discretion may take one or more of the following actions with respect to this Option (whether or not then exercisable or vested):

      (i) provide for the purchase or exchange of this Option for an amount of cash or other property having a value equal to the difference, or spread, between

            (x) the value of the cash or other property that the Optionee would have received pursuant to such Change in Control transaction in exchange for any shares issuable upon exercise of this Option, in the amount that the Optionee would have received had the then exercisable portion, if any, of this Option been exercised immediately prior to such Change in Control transaction, and

            (y)   the Exercise Price,

      (ii) adjust the terms of this Option in a manner determined by the Administrator to reflect the Change in Control,

      (iii) cause this Option to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of this Option, or the substitution for this Option of a new option of comparable value covering shares of a successor or parent corporation, with appropriate adjustments as to the number and kind of shares and Exercise Price, in which event the Plan and this Option, or the new option substituted therefor, shall continue in the manner and under the terms so provided,

      (iv) cancel this Option if this Option is deemed to have no net value on the basis described in paragraph 2.2(i) above or if the Option is not then exercisable by virtue of this Agreement, as then in effect, or

      (v) make such other provision as the Administrator may consider equitable.

If the Administrator does not take any of the forgoing actions, this Option shall terminate upon the consummation of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to the Optionee not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

3. Term of Option.

Optionee's right to exercise any vested portion of this Option shall terminate upon the first to occur of the following:

3.1. Maximum Term.

the expiration of five (5) years from the date of this Agreement;

3.2. Involuntary Termination without Cause.

the expiration of three (3) months from the Service Termination Date if such termination occurs for any reason other than permanent disability, death, voluntary resignation; or for "cause;" provided, however, that if Optionee dies during such three-month period the provisions of subsection 3.5 below shall apply;

3.3. Voluntary Resignation.

the expiration of one (1) month from the Service Termination Date if such termination occurs due to voluntary resignation; provided, however, that if Optionee dies during such one-month period the provisions of subsection 3.5 below shall apply;

3.4. Permanent Disability.

the expiration of one (1) year from the Service Termination Date if such termination is due to permanent disability of the Optionee (as defined in Section 22(e)(3) of the Code);

3.5. Death.

the expiration of one (1) year from the Service Termination Date if such termination is due to Optionee's death or if death occurs during either the three-month or one-month period following the Service Termination Date pursuant to subsection 3.2 or subsection 3.3 above, as the case may be;

3.6. Change in Control.

upon the consummation of a "Change in Control" (as defined in the Plan), unless otherwise provided by the Administrator pursuant to Section 2.2 above; and

3.7. Termination for Cause.

upon termination of Optionee's Continuous Service by the Company for "cause," defined hereby to mean the performance of those acts identified in Section 2924 of the California Labor Code, at which time this Option, whether or not exercisable on the Service Termination Date, shall terminate immediately and become void and of no effect.

3.8. Breach and Non-Competition.

Notwithstanding the foregoing, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any Options or Common Stock, or the exercise or purchase of any Options or Common Stock, at any time if the Optionee engages in any "Adverse Activity." For purposes of this Section 3.8, "Adverse Activity" shall include:

(i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, all right, title and interest in any invention or idea, patentable or not, made or conceived by Optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company; (iv) activity that results in termination of Optionee's Continuous Service for "cause," defined here to mean those acts identified in Section 2924 of the California Labor Code;
(v) any material violation of any terms or provisions of this Agreement; or (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company. In the event Optionee engages in Adverse Activity prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Option Agreement, such exercise, payment or delivery may be rescinded at the sole election of the Company within two years thereafter. In the event of any such rescission, the Optionee shall pay to the Company the amount of any gain realized or payment received as a result of the disposition of Shares or Options, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Optionee by the Company.

4. Exercise of Option.

4.1. Persons Permitted to Exercise Option.

This Option may be exercised in whole or in part only by the Optionee or by a Successor designated in Section 5 below.

4.2. Exercise as to Vested Portion of Option.

This Option may be exercised only on or after the vesting of any portion of this Option in accordance with Section 2 above, and only as to the cumulative amount vested at the date of exercise, except pursuant to provisions made, if any, by the Administrator pursuant to subsection 4.5 below.

4.3. No Exercise after Termination.

This Option may not be exercised at the time of, or any time after, termination of this Option in accordance with Section 3 above.

4.4. Mechanics of Exercise.

Exercise of this Option shall be made by delivery of the following to the Company at its principal executive offices:

      (a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased (but no fractional Shares may be purchased);

      (b) a check or cash in the amount of the Exercise Price (or payment of the Exercise Price in such other form of lawful consideration as the Administrator may approve from time to time under the provisions of the Plan);

      (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by the Optionee in connection with the exercise of this Option (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other compensation payable to Optionee, or by the withholding of Shares issuable upon exercise of this Option or the delivery of Shares owned by the Optionee in accordance with the provisions of the Plan, provided such arrangements satisfy the requirements of applicable tax laws); and

      (d) a letter, if requested by the Company, in such form and substance as the Company may require, setting forth the investment intent of the Optionee, or of a Successor designated in Section 5, as the case may be.

A check shall be considered payment only when honored by the bank against which it is drawn upon first presentment.

4.5. Exercise Prior to Vesting; Purchase of Restricted Stock.

The Administrator also has discretion, but not the obligation, to permit this Option to be exercised as to the unvested portion prior to vesting, and in that case to deliver Restricted Shares to the Optionee upon exercise of this Option. The Administrator's determination to permit exercise of the unvested portion of this Option shall be evidenced by the Company's and the Optionee's mutual execution and delivery of a Restricted Stock Purchase Agreement in form and substance determined by the Administrator, having the same or a different Vesting Measurement Date and vesting schedule, as the Administrator and the Optionee may agree.

5. Transfers on Death of Optionee; Restrictions on Lifetime Assignments.

Any attempt to sell, pledge, assign, hypothecate, transfer or dispose of this Option in contravention of this Agreement or the Plan shall be void and shall have no effect.

5.1. No Assignment of Incentive Stock Options.

If and to the extent that this Option comprises an incentive stock option, this Option can be assigned or transferred (subject to all other restrictions in this Agreement) only as follows:

      (a) the rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution,

      (b) this Option may be exercised during the lifetime of the Optionee only by such Optionee;

      (c) if the Optionee's Continuous Service terminates as a result of his or her death, and provided Optionee's rights hereunder shall have vested pursuant to Section 2 hereof, Optionee's legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (with regard to incentive stock options, each individually, a "Successor") shall succeed to the Optionee's rights and obligations under this Agreement; and

      (d) after the death of the Optionee, only a Successor may exercise this Option.

      In the context of incentive stock options, the term "Successor" refers to each of the transferees, successors or assigns described in this subsection 5.1.

5.2. Limited Assignability of Nonqualified Stock Options.

If and to the extent that this Option comprises a nonqualified stock option, this Option can be assigned or transferred (subject to all other restrictions in this Agreement) only as follows:

      (a) the rights of the Optionee under this Agreement may be assigned or transferred by will or by the laws of descent and distribution, and Optionee's legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee shall succeed to the Optionee's rights and obligations under this Agreement, and

      (b) the rights of the Optionee under this Agreement also may be assigned and transferred by the Optionee for estate planning purposes to members of the immediate family of the Optionee, including for this purpose, but not limited to, spouses, parents, descendants, brothers and sisters, or to trusts established for the benefit of such persons.

      In the context of nonqualified stock options, the term "Successor" refers to each of the transferees, successors or assigns described in this subsection 5.2.

6. Representations and Warranties of Optionee.

6.1. Investment Intent as to Options.

Optionee represents and warrants that this Option is being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

6.2. Investment Intent as to Shares.

Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of 1933, as amended (the "Act"), on the basis of certain exemptions from such registration requirement. Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate and agreement including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including representations, warranties and agreements that--

      (a) The Optionee is purchasing the Shares solely for the Optionee's own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof. The Optionee also represents that the entire legal and beneficial interest of the Shares the Optionee is purchasing is being purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

      (b) The Optionee has discussed the Company and its plans, operations and financial condition with its officers and that the Optionee has received all such information as the Optionee deems necessary and appropriate to enable the Optionee to evaluate the financial risk inherent in making an investment in the Shares of the Company, and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

      (c) The Optionee realizes that the purchase of the Shares will be a highly speculative investment.

      (d) The Optionee is able, without impairing the Optionee's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the investment.

      (e) The Optionee acknowledges that he is aware that the Shares to be issued to him by the Company pursuant to this Agreement have not been registered under the Act, and--

            (i) the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;

            (ii) the share certificate(s) representing the Shares will be stamped with the legends restricting transfer as specified in this Agreement in Section 13 below; and

            (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends as described in Section 14 below.

      (f) The Optionee understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of sale of the Shares to the Optionee, and even then will not be available unless (i) a public trading market then exists for the Shares of the Company,
            (ii) adequate current public information concerning the Company is then available to the public, (iii) the Optionee has been the beneficial owner and the Optionee has paid the full purchase price for the Shares at least one year prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made by it only in limited amounts in accordance with such terms and conditions of Rule 144, as amended from time to time.

      (g) Without in any way limiting any of the other provisions of this Agreement, Optionee's further agreement that the Optionee shall in no event make any disposition of all or any portion of the Shares which the Optionee is purchasing unless and until:

            (i) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

            (ii) (A) the Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Optionee shall have furnished the Company with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Optionee of such concurrence.

      (h) The Optionee represents and warrants that he or she has not engaged in any Adverse Activity as defined in Section 3.8.

      (i) The Optionee acknowledges that the Optionee has been furnished with a copy of the Plan, has read the Plan and this Agreement, and understands that all rights and obligations connected with this Agreement are set forth in this Agreement and in the Plan.

7. Adjustments Upon Changes in Capital Structure.

In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend (in excess of two percent (2%)) or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the number of Shares subject to the unexercised portion of this Option and to the Exercise Price per share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Optionee under this Option, in accordance with the provisions of the Plan. No fractional share shall be issued under this Option or upon any such adjustment.

8. No Creation or Enlargement of Optionee's Rights to Continue in any Capacity.

The right of the Company and any Affiliated Company (as defined in the Plan) to terminate at will the Optionee's services to the Company or any Affiliated Company at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved. Nothing in this Agreement shall diminish or impair in any manner whatsoever the right or power of the Company or any Affiliated Company to terminate the Optionee's Continuous Service for any reason, with or without cause.

9. Rights as Shareholder.

The Optionee (or transferee of this option by will or by the laws of descent and distribution) shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate or certificates to him or her for such Shares, notwithstanding the exercise of this Option.

10. "Market Stand-Off" Agreement.

Optionee agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company's securities, Optionee will not sell or otherwise transfer or dispose of any Shares held by Optionee without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

11. Restrictive Legends.

In addition to all other legends that the Company or its legal counsel consider appropriate under applicable securities laws, the certificates representing any Shares purchased pursuant to this Agreement shall bear substantially the following legend:

      -------------------------------------------------------------------
      THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY SECURITIES ISSUABLE ON EXERCISE OR WITH RESPECT TO ANY OTHER RIGHT CONNECTED HEREWITH) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER. IN ADDITION ANY TRANSFEREE OR ISSUEE OF SUCH SECURITIES MAY BE REQUIRED TO PROVIDE APPROPRIATE INVESTMENT REPRESENTATIONS PRIOR TO ANY SUCH TRANSFER OR ISSUANCE.
      -------------------------------------------------------------------

12. Stop-Transfer Notices.

Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13. Interpretation.

This Option is granted pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Option and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and the Optionee. As used in this Agreement, the term "Administrator" shall refer to the committee of the Board of Directors of the Company appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board of Directors.

14. Notices.

Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to the Optionee, at his or her most recent address as shown in the records of the Company.

15. Governing Law.

The validity, construction, interpretation, and effect of this Option shall be governed by the laws of the State of California, excluding any conflicts of law or choice of law rule or principle that might otherwise refer construction and interpretation of the plan and such agreements to the substantive law of another jurisdiction. Optionee hereby agrees to submit to the exclusive jurisdiction and venue of federal or state courts of Orange County, California, to resolve any and all issues that may arise out of or relate to this Option.

16. Severability.

Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

17. Entire Agreement.

This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied. The option evidenced hereby may, in the discretion of the Company, also be evidenced by a certificate in such form as the Company may approve, in which case such option certificate and this Agreement shall evidence one and the same option, which shall be governed by and construed in accordance with this Agreement and the Plan.

18. Amendment.

The Board shall have full power and authority (subject to certain amendments requiring shareholder approval pursuant to applicable laws or regulations) from time to time to alter, amend, suspend or terminate the Plan in any or all respects as the Board may deem advisable, and to alter this Agreement in ways which shall not substantially adversely affect or impair the Optionee's rights under this Agreement No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Optionee under an outstanding Option Agreement without such Optionee's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under the Plan. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

19. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement or any notices, certificates or instruments contemplated herein by fax, facsimile, or telecopier shall be deemed the execution and delivery of an originally signed agreement, notice or instrument, as the case may be.

      IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the date first above written. "COMPANY"

                                        HiEnergy Technologies, Inc.

                                        By:    _________________________________

                                        Name:  _________________________________

                                        Title: _________________________________

                                        "OPTIONEE"

                                        ____________________________
                                        (Signature)

                                        ____________________________
                                        (Type or Print Name)

                                        Address:________________________________
                                                ________________________________

RSPA No.

                           HiEnergy Technologies, Inc.

                       RESTRICTED STOCK PURCHASE AGREEMENT

                         UNDER 2006 STOCK INCENTIVE PLAN

This Restricted Stock Purchase Agreement is entered into as of ________, by and between HiEnergy Technologies, Inc., a Delaware corporation (the "Company"), and ______________________ (the "Purchaser") pursuant to the Company's 2006 Stock Incentive Plan (the "Plan").

1. Purchase and Sale of Shares.

The Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Purchaser, ____________ (____________) shares of its Common Stock (the "Shares") for a purchase price of _________ (__________) per share. The Shares shall be duly issued and a certificate or certificates for the Shares are concurrently herewith being issued in the name of Purchaser. Purchaser shall thereupon be a shareholder with respect to all of the Shares represented by such certificate(s) and shall have all of the rights of a shareholder with respect to all of the Shares, including the right to vote the Shares and to receive all dividends and other distributions paid with respect to the Shares, subject to the transfer restrictions provided in this Agreement. The purchase price is payable as follows:

      (a)   by delivery of cash,

      (b) by check (considered payment only when honored by the bank against which it is drawn upon first presentment);

      (c) by delivery of a promissory note payable to the Company, bearing interest from the date hereof and substantially in the form attached as Exhibit A; or

      (d) any combination of cash, check and promissory note, so long as the total consideration equals the aggregate purchase price as set forth above.

      In the event payment of any portion or all of the purchase price is to be made by delivery of a promissory note, Purchaser shall deliver to the Company a pledge of the Shares or other securities or assets which may be listed in the Pledge Agreement dated the date hereof and substantially in the form attached as Exhibit B. If the note is to be unsecured by the Shares or other collateral, the Pledge Agreement shall so indicate.

The Purchaser's rights to acquire the Shares hereunder are nontransferable other than by will or the laws of descent and distribution, and Purchaser's legal representative, his or her legatee, or the person who acquired the Purchaser rights to acquire the Shares by reason of the death of the Purchaser shall succeed to the Purchaser's rights and obligations under this Agreement. The rights of the Purchaser under this Agreement also may be assigned and transferred by the Purchaser (a) for estate planning purposes to members of the immediate family of the Purchaser, including for this purpose, but not limited to, spouses, parents, descendants, brothers and sisters, or to trusts established for the benefit of such persons, and (b) in a transfer described in
Section 1041(a) of the Code between spouses or incident to divorce.

2. Internal Revenue Code ss. 83(b) Election.

Purchaser hereby agrees to file the election provided under ss. 83(b) of the Internal Revenue Code of 1986, as amended (herein called the "Code"), within thirty (30) days of the transfer of the Shares, substantially in the form attached as Exhibit C hereto and, if required, a comparable form of election with the California Franchise Tax Board. The parties hereto acknowledge and agree that the total fair market value of the Shares on the date hereof is per Share, or an aggregate of _____________ for ____________ shares.

3. Company Repurchase Option.

In addition to all other restrictions imposed by this Agreement or applicable caw, the Shares acquired by the Purchaser pursuant to this Agreement shall be subject to the following restrictions and repurchase options.

3.1. Vesting Schedule.

Vesting will be measured from (the "Vesting Measurement Date"). The Shares acquired hereunder shall vest and become "Vested Shares" in accordance with the following vesting schedule:

On or After: ....................................................  Shares Vested As To:
-----------                                                        -------------------
The first anniversary of Vesting Measurement Date: ..............   ____% of the Shares
Last day of each calendar month after such first anniversary ....   ____% of the Shares

The vesting schedule of this Agreement would result, assuming Continuous Service shall have theretofore not terminated, in One Hundred Percent (100%) of the Restricted Shares being Vested Shares at the end of the calendar month in which the ______ anniversary of the Vesting Measurement Date falls. Shares which have not yet become vested are herein called "Unvested Shares." In the event the Continuous Service of the Purchaser ceases (the "Service Termination Date"), all vesting shall cease unless otherwise determined by the Board of Directors. As used herein, the term "Continuous Service" has the meaning given in the Plan.

In the event of a Change in Control of the Company, the Administrator in its discretion may take one or more of the following actions with respect to the Shares (whether Vested Shares or Unvested Shares):

      (a) provide for the purchase or exchange of any Vested Shares for an amount of cash or other property having a value equal to the value of the cash or other property that the Purchaser would have received pursuant to such Change in Control transaction in exchange for the Vested Shares and provide for the repurchase by the Company of Unvested Shares at the repurchase price provided in this Agreement,

      (b) adjust the terms of this Agreement in a manner determined by the Administrator to reflect the Change in Control,

      (c) cause this Agreement to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of this Agreement, or the substitution for this Agreement of a new agreement of comparable value covering shares of a successor or parent corporation, with appropriate adjustments as to the number and kind of shares, in which event the Plan and this Agreement, or the new agreement substituted therefor, shall continue in the manner and under the terms so provided, or

      (d) make such other provision as the Administrator may consider equitable.

If the Administrator does not take any of the forgoing actions, this Agreement shall terminate upon the consummation of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to the Purchaser not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

3.2. Company Option to Repurchase Shares following Termination of Continuous Service.

Concurrent with the Service Termination Date and for the period and under the procedures set forth in Section 3.3 below, the Company shall have the option to repurchase (the "Repurchase Option") all or any portion of the Purchaser's Unvested Shares on the terms and subject to the limitations set forth herein.

3.3. Procedures for Exercise of Repurchase Option.

For sixty (60) days after the Service Termination Date or other event described in this Section 3, the Company may exercise its Repurchase Option by giving Purchaser and/or any other person obligated to sell written notice of the number of Shares that the Company desires to purchase. The Company shall pay for such Shares by the delivery of its check in the aggregate amount of the repurchase price determined pursuant to Section 3.5 below against delivery of the certificate(s) representing the Shares.

3.4. Deposit of Shares.

In aid of the repurchase provisions set forth herein, Purchaser shall, immediately upon receipt of the certificate or certificates representing the Shares, deposit the certificate or certificates, together with a stock power or other instrument of transfer appropriately endorsed in blank, with the Company as escrow holder of the certificate(s). Upon Shares becoming Vested Shares, and in the event that the repurchase rights with respect to any Shares are not exercised by the Company following any Service Termination Date, the Company shall cause the certificate or certificates representing such Shares to be delivered into the possession of Purchaser.

3.5. Repurchase Price.

The per share price for the Unvested Shares ("Unvested Stock Repurchase Price") repurchased by the Company pursuant to this Section 3 shall be an amount equal to the per share purchase price paid for the Shares by the Purchaser pursuant to
Section 1 above.

3.6. Repurchase in the Event of Personal Bankruptcy.

If the Purchaser:

      (a) files a voluntary petition under any bankruptcy or insolvency law or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors;

      (b) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Shares and such involuntary petition or assignment or attachment is not discharged within sixty (60) days after its date; or

      (c) is required to transfer the Shares by operation of law or by order or decree of any court,

then the Company shall have the option to exercise the Repurchase Right, exercisable at any time during the period of 60 days after receiving notice thereof, to purchase all of the Unvested Shares owned by the Purchaser upon the terms set forth in this Section 3, whether or not the Continuous Service of the Purchaser has terminated.

3.7. Assignment of Rights.

The Company may assign its rights under this Section 3 and Section 4.

4. Breach and Non-Competition.

The Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any Shares or rights of Purchaser under this Agreement at any time if the Purchaser engages in any "Adverse Activity." For purposes of this Section 5, "Adverse Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by Purchaser either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, all right, title and interest in any invention or idea, patentable or not, made or conceived by Purchaser during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company; (iv) activity that results in termination of Purchaser's employment for "cause," defined here to mean those acts identified in Section 2924 of the California Labor Code; (v) any material violation of any terms or provisions of this Agreement; or (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company. At the request of the Administrator, the Purchaser shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of this
Section 5. In the event Purchaser engages in Adverse Activity prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Option Agreement, such exercise, payment or delivery may be rescinded at the sole election of the Company within two years thereafter. In the event of any such rescission, the Purchaser shall pay to the Company the amount of any gain realized or payment received as a result of the disposition of Shares, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Purchaser by the Company.

5. Recapitalization.

In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, or recapitalization of the Shares, Purchaser shall be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities shall be imprinted with the legend(s) provided in Section 6, and shall be deposited with the Company as escrow holder under the terms and conditions provided in Section 3.4 herein, together with a stock power or other instrument or transfer appropriately endorsed. In such event, any and all new, substituted or additional securities or other property (other than cash) to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the Repurchase Right and First Right of Refusal and be included in the word "Shares" for all purposes of the Repurchase Right and First Right of Refusal with the same force and effect as the Shares subject to the Repurchase Right and the First Right of Refusal under the terms of Section 3 and
Section 4. While the total Vested Stock Repurchase Price and Unvested Stock Repurchase Price shall remain the same after each such event, the per share price shall be appropriately adjusted. Shares acquired as provided in this
Section 6 shall be deemed to have been acquired at the time of acquisition of the Shares on which such Shares were distributed.

6. Restrictive Legends.

In addition to all other legends that the Company or its legal counsel consider appropriate under applicable securities laws, the certificates representing any Shares, whether Vested Shares or Unvested Shares, purchased pursuant to this Agreement shall bear substantially the following legend:

      --------------------------------------------------------------------------
      THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY
      SECURITIES ISSUABLE WITH RESPECT TO ANY RIGHT CONNECTED HEREWITH) HAVE
      NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT AS MAY
      BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER. IN ADDITION ANY TRANSFEREE OR
      ISSUEE OF SUCH SECURITIES MAY BE REQUIRED TO PROVIDE APPROPRIATE INVESTMENT REPRESENTATIONS PRIOR TO ANY SUCH TRANSFER OR ISSUANCE.
      --------------------------------------------------------------------------

Until such time as the Company's Repurchase Rights terminate pursuant to Section 3.6, the stock certificates for the Shares purchased pursuant to this Agreement shall be endorsed with substantially the following legend:

      --------------------------------------------------------------------------
      ANY DISPOSITION OF ANY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY SECURITIES ISSUABLE WITH RESPECT TO ANY
      RIGHT CONNECTED HEREWITH) IS SUBJECT TO RESTRICTIONS, AND THE
      SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE RIGHTS, RIGHTS OF RESCISSION AND OTHER RIGHTS CONTAINED IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE REGISTERED HOLDER (OR HIS
      PREDECESSOR IN INTEREST) AND THE CORPORATION. THESE SECURITIES ARE NOT TRANSFERABLE EXCEPT BY WILL OR PURSUANT TO THE LAWS OF DESCENT AND DISTRIBUTION, OR AS EXPRESSLY PERMITTED IN THE RESTRICTED STOCK
      PURCHASE AGREEMENT AND THE PLAN AS DEFINED THEREIN. A COPY OF SUCH AGREEMENT AND SUCH PLAN ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND A COPY THEREOF WILL BE MAILED TO ANY HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN 5 DAYS OF RECEIPT BY THE CORPORATION
      OF A WRITTEN REQUEST THEREFOR.
      --------------------------------------------------------------------------

7. Stop-Transfer Notices.

Purchaser understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

8. Representations and Warranties of Purchaser.

The Purchaser warrants and represents to the Company as follows:

      (a) The Purchaser is purchasing the Shares solely for the Purchaser's own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof. The Purchaser also represents that the entire legal and beneficial interest of the Shares the Purchaser is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

      (b) The Purchaser has heretofore discussed the Company and its plans, operations and financial condition with its officers, has heretofore received all such information as the Purchaser deems necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Shares of the Company, and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

      (c) The Purchaser realizes that the purchase of the Shares will be a highly speculative investment.

      (d) The Purchaser is able, without impairing the Purchaser's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the investment.

      (e) The Purchaser acknowledges that he is aware that the Shares to be issued to him by the Company pursuant to this Agreement have not been registered under the Act. The Purchaser hereby acknowledges that:

            (i) the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;

            (ii) the share certificate(s) representing the Shares will be stamped with the legends restricting transfer as specified in this Agreement; and

            (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

      (f) The Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of sale of the Shares to the Purchaser, and even then will not be available unless (i) a public trading market then exists for the Shares of the Company,
            (ii) adequate current public information concerning the Company is then available to the public, (iii) the Purchaser has been the beneficial owner and the Purchaser has paid the full purchase price for the Shares at least one year prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made by it only in limited amounts in accordance with such terms and conditions of Rule 144, as amended from time to time.

      (g) Without in any way limiting any of the other provisions of this Agreement, the Purchaser further agrees that the Purchaser shall in no event make any disposition of all or any portion of the Shares which the Purchaser is purchasing unless and until:

            (i) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

            (ii) (A) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Purchaser shall have furnished the Company with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Purchaser of such concurrence.

      (h) The Purchaser represents and warrants that he or she has not engaged in any Adverse Activity as defined in Section 5.

      (i) The Purchaser acknowledges that the Purchaser has been furnished with a copy of the Plan, has read the Plan and this Agreement, and understands that all rights and obligations connected with this Agreement are set forth in this Agreement and in the Plan.

9. Unauthorized Transfers.

The Company shall not be required (a) to transfer on its books any Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. In the event of a sale of Shares by the Purchaser pursuant to Section 4, the Purchaser shall furnish to the Company proof that such sale was made in compliance with the provisions of Section 4 as to price and general terms of such sale. Notwithstanding any other provision of this Agreement, if the Company is an electing small business corporation under Subchapter S of the Code, at the time Purchaser seeks to transfer his or her Shares, (a) no transfer shall be effective unless the transferee covenants to comply with any rules and regulations of the Internal Revenue Service then in effect relating to the Company's Subchapter S election and to take no action which will jeopardize such election; and (b) Purchaser hereby agrees that he or she will not transfer or attempt to transfer any Shares to any transferee whose ownership of the Shares could automatically invalidate the Company's Subchapter S election and that such a sale or transfer shall be void and ineffectual.

10. "Market Stand-Off" Agreement.

Purchaser agrees that, if requested by the Company or the managing underwriter of any proposed Public Offering of the Company's securities, Purchaser will not sell or otherwise transfer or dispose of any Shares held by Purchaser without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such Public Offering, as the Company or the underwriter may specify.

11. Entire Agreement.

This Agreement and the Plan constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all contemporaneous written or oral agreements and understandings of the parties, either express or implied. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

12. No Creation or Enlargement of Participant's Rights to Continue in any Capacity.

The right of the Company and any Affiliated Company (as defined in the Plan) to terminate at will the Purchaser's services to the Company or any Affiliated Company at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved. Nothing in this Agreement shall diminish or impair in any manner whatsoever the right or power of the Company or any Affiliated Company to terminate the Purchaser's Continuous Service for any reason, with or without cause.

13. Notices.

Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to the Purchaser, at his or her most recent address as shown in the records of the Company.

14. Successors and Assigns.

This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Purchaser and his heirs, executors, administrators, successors and assigns.

15. Governing Law.

The validity, construction, interpretation, and effect of this Option shall be governed by the laws of the State of California, excluding any conflicts of law or choice of law rule or principle that might otherwise refer construction and interpretation of the plan and such agreements to the substantive law of another jurisdiction. Optionee hereby agrees to submit to the exclusive jurisdiction and venue of federal or state courts of Orange County, California, to resolve any and all issues that may arise out of or relate to this Option.

16. Interpretation. This Agreement is entered into pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Agreement and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and the Purchaser. As used in this Agreement, the term "Administrator" shall refer to the committee of the Board of Directors of the Company appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board of Directors.

17. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement or any notices, certificates or instruments contemplated herein by fax, facsimile, or telecopier shall be deemed the execution and delivery of an originally signed agreement, notice or instrument, as the case may be.

18. Severability.

Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

19. Amendment.

The Board shall have full power and authority (subject to certain amendments requiring shareholder approval pursuant to applicable laws or regulations) from time to time to alter, amend, suspend or terminate the Plan in any or all respects as the Board may deem advisable, and to alter this Agreement in ways which shall not substantially adversely affect or impair the Purchaser's rights under this Agreement No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Purchaser under an outstanding Restricted Stock Purchase Agreement without such Purchaser's consent.

IN WITNESS WHEREOF, the parties have executed this Restricted Stock Purchase Agreement as of the day and year first above written.

                                        "COMPANY"

                                        HiEnergy Technologies, Inc.

                                        By:    _________________________________

                                        Name:  _________________________________

                                        Title: _________________________________

                                        "PURCHASER"

                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Type or Print Name)

                                        Address:________________________________
                                                ________________________________

                                CONSENT OF SPOUSE

I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions, my spouse agrees, among other things, to a first right of refusal, to the granting of rights to repurchase and to the imposition of certain restrictions on the transfer of the shares of HiEnergy Technologies, Inc., a Delaware corporation (the "Company"), including my community interest therein (if any), which rights and restrictions may survive my spouse's death. I hereby consent to such rights and restrictions and approve of the provisions of the Agreement.

I further agree that in the event of a dissolution of the marriage between myself and my spouse, in connection with which I secure or am awarded shares of the common stock of the Company, or any interest therein through property settlement agreement or otherwise, I shall receive and hold said shares subject to all the provisions and restrictions contained in the foregoing Agreement, including any option of a shareholder or the Company to purchase such shares or interest from me.

I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.

                                        Date:_____________________

                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Type or Print Name)

                                        Spouse of ______________________________

                                    EXHIBIT A

                     TO RESTRICTED STOCK PURCHASE AGREEMENT

                                 PROMISSORY NOTE

                        (_____ YEAR, [_____]%* Interest)

___________________, ____                               ____________, California

      For value received, the undersigned promises to pay HiEnergy Technologies, Inc., a Delaware Corporation (the "Company"), at the address of its principal office, the sum of Dollars ($_____) in full by or before the ________ anniversary date of the date hereof, together with interest thereon as hereinafter provided.

The undersigned shall have the right to prepay said principal amount at any time in whole or in part without penalty. Simple annual interest at the rate (1) of ____________ percent (_____%) per annum on unpaid principal shall be paid annually on each anniversary of the date hereof and upon each prepayment of principal, if any.

The entire outstanding principal and interest shall be due and payable if any one or more of the following events shall have occurred:

      (a) The making by the undersigned of any assignment for the benefit of creditors or the filing by or against the undersigned of any petition in bankruptcy if such proceeding not be discharged within ninety (90) days of any such making or filing.

      (b) The occurrence of any termination of Continuous Service as set forth in the Restricted Stock Purchase Agreement of even date herewith between the undersigned and the Company.

If any installment of principal and/or interest is not paid when due, the holder hereof may, at its option, declare the entire amount of this note immediately due and payable.

All payments hereon shall be credited first to accrued but unpaid interest, and the balance, if any, shall be credited to principal.

If legal action is instituted for the collection of this note, the undersigned promises to pay such sum as the Court may adjudge reasonable as attorneys' fees.

This note is given pursuant to that certain Restricted Stock Purchase Agreement of even date herewith, between the Company and the undersigned and is subject to all of the terms, rights and remedies set forth therein. This note is secured by a Pledge Agreement of even date herewith between the Company and the undersigned.


                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Type or Print Name)

*A fixed rate of interest is to be determined from time to time by action of the Board of Directors in accordance with prevailing rates and the Internal Revenue Service prescribed interest rules.

                                    EXHIBIT B

                     TO RESTRICTED STOCK PURCHASE AGREEMENT

                                PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT ("Agreement') is executed as of this _____ day of ____________, ____, between HiEnergy Technologies, Inc., a Delaware corporation (the "Company"), and ("Purchaser").

                                   WITNESSETH:

For the considerations and undertakings set forth herein, the parties do hereby agree as follows:

      1. To secure payment to the Company of a promissory note ("Note") in the face amount of _______________________ Dollars ($__________), and extensions or renewals thereof, which was executed concurrently with the execution of this Pledge Agreement pursuant to a Restricted Stock Purchase Agreement of even date herewith between the Company and Purchaser, Purchaser hereby assigns and grants to the Company a security interest in ___________________ (______) shares ("Shares")
            of the Common Stock of the Company acquired under the Restricted Stock Purchase Agreement, together with securities or other collateral (if any) other than such Shares, all described as follows:

            Issuer:_______________________________

            Certificate Number:___________________

            Number of Shares:_____________________

            Registered Owner:_____________________

            Purchaser does hereby deposit with the Company, as pledge holder, such certificates, together with duly executed stock transfer powers.

      2. Subject to any obligations of Purchaser under the Restricted Stock Purchase Agreement, the Company agrees that within a reasonable time after all or any portion of the Note is paid by Purchaser, the Company shall release and deliver to Purchaser the number of Shares held hereunder for which such payment was received. The Company, in its discretion, may release portions of the Shares upon periodic principal payments or deposit of other or additional security under the Note. All Shares released and delivered to Purchaser shall be free and clear of the restrictions of this Pledge Agreement.

      3. Unless and until Purchaser defaults in his performance under the terms of the Note, the terms of this Pledge Agreement and/or the terms of the Restricted Stock Purchase Agreement, the Shares held by the Company at any time under this Pledge Agreement shall remain registered in the name of Purchaser on the records of the Company, and Purchaser may vote the Shares on all corporate questions (if the same shall be entitled to voting rights) and shall be entitled to receive all dividends and other amounts accruing as a result of his ownership of the Shares.

      4. In the event the Purchaser defaults in the performance of any of the terms of the Note, this Pledge Agreement or the Restricted Stock Purchase Agreement, the Company may exercise any and all rights which it may have under the California Uniform Commercial Code or any other applicable statute, case, ruling regulation or law; subject, however, to all permits, orders, consents, rules and regulations of the California Commissioner of Corporations and the Securities and Exchange Commission and the Federal Reserve Board relating hereto, to which Purchaser agrees to be bound.

      5. If during the term of this Pledge Agreement the Company should become a party to any merger, consolidation or other reorganization, this Pledge Agreement shall be adjusted so as to apply to the securities to which a holder of the Shares subject to this Pledge Agreement would have been entitled upon such merger, consolidation or reorganization; and, if during the term of this Pledge Agreement the Company shall be dissolved or its existence otherwise terminated, then that portion of the assets and consideration to which a holder of the Shares subject to this Pledge Agreement would have been entitled in such transaction shall be the subject matter of this Pledge Agreement for the remainder of its term. This shall in no way limit the right of the Company to repurchase shares under the Restricted Stock Purchase Agreement.

      6. This Pledge Agreement shall inure to the benefit of and be binding upon the heirs, executors and administrators of the parties hereto.

      7. The rights, powers and remedies given to the Company by this Agreement shall be in addition to all rights, powers and remedies given to the Company under the Restricted Stock Purchase Agreement or any statute or rule of law. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

      8. The Board of Directors may demand and receive payment or additional security if for any reason the collateral hereunder is insufficient to meet minimum requirements established under federal or state securities or banking regulations or as may be necessary to bring the Note and the security into compliance with any such law or regulations. Any failure of Purchaser to meet any such demand shall be deemed a default under this Pledge Agreement and under the note secured hereby.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written. "COMPANY"

                                        "COMPANY"

                                        HiEnergy Technologies, Inc.

                                        By:    _________________________________

                                        Name:  _________________________________

                                        Title: _________________________________

                                        "PURCHASER"

                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Type or Print Name)

                                        Address:________________________________
                                                ________________________________

                                    EXHIBIT C

                     TO RESTRICTED STOCK PURCHASE AGREEMENT

                             SECTION 83(b) ELECTION

                            Date: ___________, ______

Internal Revenue Service Center
5045 East Butler Avenue
Fresno, California 93888

            Re:   Election Under Section 83(b) of the Internal Revenue Code

Dear Sir or Madam:

The undersigned performed services in connection with which property was transferred to the undersigned that, at the time of transfer, was not transferable by the undersigned and was subject to a substantial risk of forfeiture. The undersigned hereby makes this election pursuant to Section 83(b) of the Internal Revenue Code.

In connection with this election, the undersigned hereby provides you with the following information:

      1. The undersigned's name, address, social security number, and the taxable year of the person who performed the services are as follows:

                  Name and Address:

                        __________________________________
                        __________________________________
                        __________________________________
                        __________________________________

                  Social Security No.: _________________________________

                  Taxable Year:        Calendar Year

      2. A description of the property with respect to which the election is being made:

            _____________ shares of Common Stock (the "Shares") of HiEnergy Technologies, Inc., a Delaware corporation (the "Company").

      3.    The date on which the property was transferred:

      4. A description of the nature of the restrictions to which the property is subject:

The Company may reacquire all or any part of the Shares from the undersigned in accordance with a repurchase schedule set forth in a Restricted Stock Purchase Agreement (the "Agreement") between the undersigned and the Company. In the event the undersigned should cease to be a service provider to the Company at any time, the Company may repurchase unvested Shares at the original price paid by the undersigned. The Shares acquired under the Agreement shall vest and become "Vested Shares" from and after (the "Vesting Measurement Date") in accordance with the following vesting schedule:

On or After: ..........................................................   Shares Vested As To:
-----------                                                               -------------------
The first anniversary of Vesting Measurement Date: ....................   _____% of the Shares
Last day of each calendar month after such first anniversary ..........   _____% of the Shares

The vesting schedule of this Agreement would result, assuming Continuous Service shall have theretofore not terminated, in One Hundred Percent (100%) of the Restricted Shares being Vested Shares at the end of the calendar month in which the ______ anniversary of the Vesting Measurement Date falls. Shares which have not yet become vested are herein called "Unvested Shares." In the event Purchaser ceases his employment or service provider status with the Company, all vesting shall cease unless otherwise determined by the Board of Directors. Concurrent with the Service Termination Date, the Company shall have the option to repurchase (the "Repurchase Option") all or any portion of the Purchaser's Unvested Shares.

      6. The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the property with respect to which the election is being made:

                  _________ per share, which equals an aggregate fair market value of ______________________.

     7. The amount paid for such property:

                  _________ per share, which equals an aggregate fair market value of ______________________.

There are enclosed herewith two copies of this written statement for filing. Please stamp the third copy enclosed herewith as having been received and return it to the undersigned in the enclosed, self-addressed, postage-paid envelope.

The undersigned has also submitted a copy of this statement to the person for whom the services were performed.

If you have any questions or comments, or if any additional information is required, please do not hesitate to contact:

                                _____________________
                                _____________________
                                _____________________
                                _____________________
                                (___) ___-____

                                        Very truly yours,



                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Type or Print Name)

                                   APPENDIX D

                           HIENERGY TECHNOLOGIES, INC.
                                ANNUAL REPORT ON
                                 FORM 10-KSB FOR
                                FISCAL YEAR ENDED
                                 APRIL 30, 2007

                         ANNUAL MEETING OF SHAREHOLDERS
                         OF HIENERGY TECHNOLOGIES, INC.
                                JANUARY 26, 2007

PROXY ANNUAL MEETING OF HIENERGY TECHNOLOGIES, INC. SHAREOWNERS, JANUARY 26, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS

The undersigned hereby appoints William A. Nitze and David R. Baker, and each of them with full power of substitution, to vote, as designated on the reverse side, all common shares of. HiEnergy Technologies, Inc. held of record by the undersigned on December 15, 2006, at the Annual Meeting of Shareholders to be held on January 26, 2007, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS AND "FOR" APPROVAL OF PROPOSALS NOS. 1, 2, 3, 4, AND 5. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SPECIFIED ON THE REVERSE SIDE AND "FOR" THE APPROVAL OF PROPOSALS 1, 2, 3, 4, AND 5. HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SEE REVERSE (CONTINUED AND TO BE DATED AND SIGNEDON THE REVERSE SIDE)

                           HIENERGY TECHNOLOGIES, INC.
                              1601-B ALTON PARKWAY
                              IRVINE, CA, USA 92606

                             YOUR VOTE IS IMPORTANT.

        CASTING YOUR VOTE AS DESCRIBED ON THIS INSTRUCTION CARDVOTES ALL
       COMMON SHARES OF HIENERGY TECHNOLOGIES, INC. THAT YOU ARE ENTITLED
                                    TO VOTE.

    PLEASE CONSIDER THE ISSUES DISCUSSED IN THE PROXY STATEMENT AND CAST YOUR
           VOTE BY COMPLETING THE PROXY AND MAILING IT TO THE COMPANY.

Please mark votes by shading in the boxes to the left of your choices with a black or dark blue pen or with a Number 2 pencil.

This Proxy, when properly executed, will be voted in the manner directed. If no direction is made, this Proxy will be voted FOR all of the Director nominees listed below and FOR approval of Proposals No. 2 through 5.

--------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR the Director nominees listed below and FOR approval of Proposals 2 through 5.

--------------------------------------------------------------------------------

1. Election of Directors - If Shareholders approve Proposal No. 1, each nominee will be elected for a one-year term or until his or her successor is elected.

Nominees for election as Directors:

01 - Mr. William A. Nitze

02 - Mr. Peter J. Le Beau

03 - Mr. David R. Baker

04 - Colonel William J. Lacey, Jr.

05 - Roger W.A. Spillmann

|_| FOR ALL NOMINEES      |_| WITHHELD FROM ALL NOMINEES

----------------------------------------------
|_| For all nominees, except as written above.

2. To approve an amendment of our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000 shares.

|_| FOR         |_| AGAINST             |_| ABSTAIN

3. To amend our Certificate of Incorporation to remove unimplemented provisions relating to Board classification.

|_| FOR         |_| AGAINST             |_| ABSTAIN

4. To approve the HiEnergy Technologies, Inc. 2006 Stock Incentive Plan.

|_| FOR         |_| AGAINST             |_| ABSTAIN

5. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2007.

|_| FOR         |_| AGAINST             |_| ABSTAIN

6. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

|_| FOR         |_| AGAINST             |_| ABSTAIN

Change of Address and/or Comments Mark Here |_|

The signer hereby revokes all Proxies previously given by the signer to vote at the meeting or any adjournments.

Please mark, sign, date, and return this Proxy promptly using the enclosed envelope.

Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner.


--------------------------------------------------------------
Signature

--------------------------------------------------------------
Date


--------------------------------------------------------------
Signature

--------------------------------------------------------------
Date